As filed with the Securities and Exchange Commission on August 27, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

The Masters’ Select Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Item 1. Report to Stockholders.

The Masters' Select Funds Trust

Semi-Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

June 30, 2008

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, the goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, the funds are designed with both risk and return in mind, placing particular emphasis on the following factors:

1.	Only stock pickers Litman/Gregory believes to be exceptionally skilled are chosen to manage each fund’s sub-portfolios

2.
Of equal importance, each stock picker runs a very concentrated sub-portfolio of not more than 15 of his or her “highest conviction” stocks. In the Focused Opportunities Fund, each stock picker may own no more than seven stocks.

3.	Although each manager’s portfolio is concentrated, Masters’ Select seeks to manage risk partly by building diversification into each Fund.

•	With the Equity and International Funds, Litman/Gregory has sought to achieve this by including managers with differing investment styles and market cap orientations.

•
With the Smaller Companies Fund, much like Equity and International, Litman/Gregory has brought together managers who use different investment approaches, though each focuses on the securities of smaller companies.

•
With the Value Fund, Litman/Gregory has included managers who each take a distinct approach to assessing companies and defining value. Please note that the Value Fund is classified as a “non-diversified” fund; however, its portfolio has historically met the qualifications of a “diversified” fund.

•
With the Focused Opportunities Fund, this is done by using multiple managers with diverse investment styles. However, even with this diversification, the Fund is classified as a “non-diversified” fund, as it may hold as few as 15 stocks and no more than 21 stocks. In the future, if more sub-advisors are added, the Fund could become more diversified.

4.
Litman/Gregory believes that excessive asset growth often results in diminished performance. Therefore, each Masters’ Select Fund may close to new investors at a level that Litman/ Gregory believes will preserve each manager’s ability to effectively implement the “select” concept. If more sub-advisors are added to a particular Fund, the Fund’s closing asset level may be increased.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Funds’ Performance	4
Masters’ Select Equity Fund Equity Fund Review Equity Fund Managers Equity Fund Stock Highlights Equity Fund Schedule of Investments	5 8 9 12
Masters’ Select International Fund International Fund Review International Fund Managers International Fund Stock Highlights International Fund Schedule of Investments	14 17 18 20
Masters’ Select Value Fund Value Fund Review Value Fund Managers Value Fund Stock Highlights Value Fund Schedule of Investments	22 25 26 28
Masters’ Select Smaller Companies Fund Smaller Companies Fund Review Smaller Companies Fund Managers Smaller Companies Fund Stock Highlights Smaller Companies Fund Schedule of Investments	29 32 33 35
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review
Focused Opportunities Fund Managers
Focused Opportunities Fund Stock Highlights
Focused Opportunities Fund Schedule of Investments
37 40 41 42
Expense Examples	43
Statements of Assets and Liabilities	44
Statements of Operations	45
Statements of Changes in Net Assets Equity Fund International Fund Value Fund Smaller Companies Fund Focused Opportunities Fund	46 46 47 47 48
Financial Highlights Equity Fund International Fund Value Fund Smaller Companies Fund Focused Opportunities Fund	49 50 51 52 53
Notes to Financial Statements	54
Other Information	62
Index Definitions	63
Industry Terms and Definitions	64

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

v2008-08
Table of Contents  1

Litman/Gregory Fund Advisors’ Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
Investments from new shareholders in each Fund are expected to be limited so that each manager’s Masters’ Select asset base remains small enough to retain flexibility to add value through individual stock picking.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. In this way the multi-manager structure seeks to provide the fund-level diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first 180 days of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	We will provide investors with a low minimum, no-load, no 12b-1 share class.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•      We will continue to do this by providing thorough and educational shareholder reports.

•      We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they may be closed as mentioned above), and by using them in client accounts we are using up capacity for which we may not be paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

2  The Masters' Select Funds Trust

Dear Fellow Shareholder,

Investor Chris Davis likes to quote his grandfather, Shelby Cullom Davis as saying “you make most of your money in a bear market; you just don’t realize it at the time.” And Warren Buffett commented at the post-Berkshire Hathaway press conference earlier this year that “there’s no reason we should become fearful if a stock goes down. If a stock goes down 50%, I’d look forward to it. In fact, I would offer you a significant sum of money if you could give me the opportunity for all of my stocks to go down 50% over the next month.” Where is the sense in these comments? Both allude to the fact that stock prices are much more volatile than the intrinsic value of the underlying businesses. When that volatility is on the downside, as in the current bear market, investors can often acquire, add to or hold shares in companies that may be pricing in too much shorter-term bad news given their long term prospects. The assumption is that given time, more investors (the “market”) will recognize that the intrinsic value of the businesses justifies higher stock prices.

This concept underscores the importance of two of the traits that tend to characterize good long term investors. One is the discipline to stay rational as opposed to being swept up in the negative sentiment that is prevalent during a bear market. This includes buying rather than selling stock when prices are depressed relative to a company’s long-term prospects. A second factor is the ability to identify those companies whose intrinsic business value is in fact being permanently impaired, and to avoid exposure to their stocks. This can be tricky, and in this bear market it is a particular challenge with respect to the stocks of financial institutions, as there is a great deal of uncertainty surrounding the longer-term effects of the unwinding of the housing and credit bubbles.

A characteristic of bear markets is that widespread investor pessimism often results in stocks being sold indiscriminately creating unusually wide valuation discrepancies between individual stocks and groups of stocks — the baby being thrown out with the bath water. This may be happening now. Indeed, we can’t remember a time in the 21 years we’ve been in business when more mutual funds run by skilled stock pickers have suffered such sizable declines relative to the stock market. Several of the Masters’ Select managers fall in to this category as do others like Marty Whitman, David Dreman and Wally Weitz. Several of the Masters’ Select stock pickers, along with other managers we respect, talk about their fundamental analysis which points to extreme undervaluation in specific companies they own relative to the overall market. There is some independent data that is supportive of this observation. Empirical Research Partners tracks valuation spreads which measure the valuation disparity between the top quintile valuations (most attractive or “cheapest” stocks based on a blend of metrics) and the average market valuation. As of late June, the spread measured almost three standard deviations above the average since 1952. There had been only two periods with higher spreads: in December 1974 and more recently from December 2000 through September 2002. Valuation spreads returning to normal should be a positive for fundamentally based stock picking and we believe that would bode very well for Masters’ Select relative to its benchmarks.

So, we may be in an environment that is setting up investors for solid returns in coming years. And we know that historically, the stock market has bottomed months before the economy and earnings start to improve. However, we caution investors that we are not confident in forecasting or timing the bottom for this bear market. Just because stocks have declined significantly does not mean that they could not continue to decline for some time over the near term. The challenges facing the global economy are significant. But we find it helpful, like Davis and Buffett, to think ahead and imagine the range of outcomes that seem likely. For the U.S. stock market as a whole our top-down five-year analysis suggests stocks are priced to deliver returns in a mid to high single digit range on average per year in our most likely range of scenarios (based on the S&P 500 at a level of 1230). (There are other scenarios that could play out and there is no guarantee that our analysis will prove correct.) While these returns are not particularly exciting, they are decent, especially relative to likely bond returns of 3% to 5% (also based on our analysis). And, as mentioned above, the dislocations resulting from the current market turmoil may set the stage for skilled active managers to deliver above-average incremental returns relative to the market once the environment begins to stabilize. And while there can obviously be no guarantees that they will be right, based on their bottom up company analysis many of our managers believe returns for their stocks will be well above our estimates for the total market.

As always we value and appreciate your commitment to Masters’ Select. Litman/Gregory partners and employees continue to maintain a significant investment as do the funds’ independent trustees. As a combined group we owned $15.5 million of share value as of June 30. Our ownership reflects our continued significant level of confidence in and commitment to Masters’ Select.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Some of the comments are based on current management expectations and are considered “forward-looking statements”. Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan” and similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

Shareholder Letter  3

Masters’ Select Funds’ Performance

		Average Annual Total Returns
Performance as of 6/30/2008	Year to Date Return	One Year	Three- Year	Five-Year	Ten-Year	Since Inception
Masters Select Equity Fund (12/31/1996)	-9.36%	-13.64%	4.35%	7.81%	5.37%	8.24%
Custom Equity Index	-11.26%	-13.40%	5.21%	9.12%	3.91%	6.92%
Russell 3000 Index	-11.05%	-12.69%	4.73%	8.37%	3.51%	6.85%
Lipper Multi Cap Core Fund Index	-10.28%	-12.65%	5.35%	8.90%	3.94%	6.74%
Gross Expense Ratio: 1.21% Net Expense Ratio as of 4/30/08: 1.20%

Masters Select International Fund (12/1/1997)	-12.31%	-7.80%	16.29%	18.31%	11.31%	12.00%
S&P Citigroup PMI Global (ex US) Index	-9.86%	-5.54%	16.28%	19.31%	7.78%	8.76%
Lipper International Fund Index	-11.15%	-8.95%	14.16%	16.91%	6.60%	7.79%
Gross Expense Ratio: 1.19% Net Expense Ratio as of 4/30/08: 1.03%

Masters' Select Value Fund (6/30/2000)	-18.49%	-26.84%	-0.32%	5.22%	n/a	4.71%
Russell 3000 Value Index	-13.28%	-19.02%	3.34%	8.99%	n/a	5.75%
Lipper Multi-Cap Value Index	-12.64%	-19.23%	2.14%	7.64%	n/a	5.32%
Gross Expense Ratio: 1.23% Net Expense Ratio as of 4/30/08: 1.21%

Masters' Select Smaller Companies Fund (6/30/2003)	-8.61%	-17.88%	2.07%	9.12%	n/a	9.12%
Russell 2000 Index	-9.37%	-16.19%	3.79%	10.29%	n/a	10.29%
Lipper Small Cap Core Index	-7.05%	-13.51%	5.08%	11.07%	n/a	11.07%
Gross Expense Ratio: 1.32% Net Expense Ratio as of 4/30/08: 1.31%

Masters' Select Focused Opportunities Fund (6/30/2006)	-15.07%	-15.48%	n/a	n/a	n/a	0.41%
S&P 500	-11.91%	-13.12%	n/a	n/a	n/a	2.35%
Gross Expense Ratio: 1.34% Net Expense Ratio as of 4/30/08: 1.26%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit www.mastersfunds.com. The funds impose a 2.00% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The performance quoted does not include a deduction for taxes that a shareholder would pay on distributions or the redemption of fund shares. Indexes are unmanaged, do not incur expenses, taxes or fees and cannot be invested in directly. See page 63 for the index definitions.

Each of the funds may invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. Each of the funds may invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies. Masters’ Select Value and Masters’ Select Focused Opportunities are non-diversified funds, which means that each respective fund may concentrate more of its assets in fewer individual holdings than a diversified fund. Though primarily equity funds, the Value and Focused Opportunities funds may invest portions of assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

Gross and net expense ratios are per the Prospectus dated April 30, 2008. Through April 30, 2009, Litman/Gregory has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund and 1.02% of the Focused Opportunities Fund. Litman/Gregory may voluntarily waive a portion of its advisory fee in addition to those fees that are contractually waived. Litman/Gregory has agreed not to seek recoupment of advisory fees waived. Through April 30, 2009, Litman/Gregory has voluntarily agreed to waive a portion of its management fee to pass through any costs benefits resulting from sub-advisor breakpoints, changes in the sub-advisory fee schedules or allocations within the Equity Fund, the International Fund, the Value Fund, the Smaller Companies Fund, and the Focused Opportunities Fund.

4  The Masters' Select Funds Trust

Masters’ Select Equity Fund Review

The stock market decline that began in mid-2007 continued in the first half of 2008, turning into a full-fledged bear market. As of June 30 the S&P 500 was 19% below its peak on a price basis, suggesting that the market decline is not in its early stage. No equity sub-asset class avoided the decline as indexes tracking large-caps, small-caps, growth, value, developed foreign markets and emerging markets all suffered meaningful declines. At a sector level, only energy stocks delivered a positive return (materials stocks broke even) and all other sectors were in the red. Financials were the worst performing sector, declining 30%.

During the first half of 2008, Masters’ Select Equity was not immune to the market decline; however, it did hold up better than its benchmarks. For the six months Masters’ Select Equity declined by 9.36%. Its Russell 3000 benchmark was off 11.05% and the Custom Equity benchmark lost 11.26%. Since the fund’s inception it has out-returned each of its benchmarks by a meaningful margin. The Fund has had an excess return of 1.39 percentage points per year over the Russell 3000 Index and 1.32 percentage points per year over the Custom Equity Index. The fund continues to be a Morningstar “Fund Analyst Pick.”1

Performance as of June 30, 2008

		Average Annual Total Returns
	Year to Date Return	One-Year	Three-Year	Five-Year	Ten-Year	Since Inception 12/31/96
Masters’ Select Equity Fund	-9.36%	-13.64%	4.35%	7.81%	5.37%	8.24%
Custom Equity Index	-11.26%	-13.40%	5.21%	9.12%	3.91%	6.92%
Russell 3000 Index	-11.05%	-12.69%	4.73%	8.37%	3.51%	6.85%

Past Performance is no guarantee of future results. See page 4 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Equity Fund.

Portfolio Commentary

Performance of managers: In the first six months of 2008, three of the seven Masters’ Select Equity stock pickers outperformed their respective benchmarks while two managers underperformed their respective benchmarks. (The other two management teams, Sands Capital Management and Turner Investment Partners, only have a three-month track record with Masters’, as they replaced TCW at the start of the second quarter.) For the year through June 30, the individual sub-advisors’ returns ranged from a loss of 14.8% to a gain of 4.8%.2

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who will beat their benchmarks over longer time periods. Through June 30, 2008, four of the five sub-advisors with long-term Masters’ records have achieved that goal by a significant margin since their respective inception dates. While the fifth manager trails his benchmark and the two newest sub-advisors have yet to build a long-term record on Masters’ Select Equity, we believe, but obviously cannot guarantee, that they all will ultimately out-perform as well.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis for the first half of the year, the fund’s overall sector exposure slightly detracted from performance relative to the Russell 3000 benchmark. The fund’s overweighting to the bottom-performing financial sector was a negative, but this was partially offset by the fund’s over-allocation to the strong-performing energy and materials sectors. In contrast, stock selection was a positive contributor and accounted for the fund’s outperformance versus its benchmark. The fund’s industrials, energy, and materials stocks, in particular, added value relative to the benchmark’s returns for those sectors. On the negative side, the fund’s consumer discretionary stocks hurt performance relative to the benchmark’s returns for that sector.

Leaders and laggards: The list of top ten contributors to the fund’s performance for the period was dominated by energy, materials, and industrials companies. The biggest contributor by far was energy company EOG Resources, which was also the fund’s largest position. Chris Davis and Ken Feinberg were responsible for that stock, which added nearly two percentage points to the fund’s performance during the first half. Other big winners included United States Steel, Walter Industries, and W-H Energy Services, all of which had higher returns than EOG Resources, but did not have as large an impact on the fund’s performance because of their relatively smaller weightings in the portfolio. Interestingly, while there was no overlap in ownership among our sub-advisors of the ten best-performing stocks in the portfolio, five of the ten worst-performing stocks were owned by more than one sub-advisor, reflecting a breadth of confidence in the long-term prospects for these companies (despite the tough first half). The biggest detractor from performance was American International Group (AIG), which was owned by two managers and cost the fund about one hundred basis points (one percentage point) in performance. Amazon.com—last year’s biggest winner in the fund—and Google also cost the fund nearly one percentage point each, as they, too, were owned by multiple managers. As of June 30, 2008, nine of the ten top-performing stocks and nine of the ten bottom-performing stocks remained in the portfolio.

See the table on page 7 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Equity for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: There were several notable changes to the fund’s sector exposure during the first part of the year. The fund’s allocation to the energy sector ended the second quarter at 17.8%, up 5.2% from year-end 2007, making it the portfolio’s second-largest sector exposure behind financials, which were down slightly to 21.8%. Technology stocks accounted for 16.0% of the fund (compared to 20.7% at the beginning of the year), making it the third-largest sector allocation. Consumer discretionary was the fund’s fourth-largest sector allocation, comprising 13.4% of the fund, but was down from 18.0% at the beginning of the year. Relative to the Russell 3000 benchmark, the fund was overweighted to the financial, consumer discretionary, materials and energy sectors while being heavily underweighted to health care, consumer staples, industrials, and utilities as of June 30, 2008.

Fund Summary  5

The fund’s exposure to large-cap stocks and mid-cap stocks fell slightly during the first half of the year to 49.3% and 23.2%, respectively. The rest of the portfolio was comprised of small-cap stocks (down from 12/31/07, to 12.2%), foreign stocks (up to 11.4%) and cash (up slightly to 3.9%). The fund’s foreign equity exposure is at its highest level since late 1998.

Please see page 8 for a breakout of the fund’s sector and market-cap exposures.

In Closing

Looking forward, we have no crystal ball with respect to when or at what level stock prices will bottom. What we do know is that stock prices are significantly lower than they were and that the fund’s stock pickers are increasingly enthusiastic about the prices they are paying for stocks given their analysis of long-term business prospects. In fact, several are expressing uncommonly high levels of conviction with respect to the specific stocks they own.

As always, we thank you for your confidence and remain strongly committed to the long-term success of each Masters’ Select fund.

[1]
Masters’ Select Equity continues to be included as a Fund Analyst Pick in the Large Blend category by Morningstar, the fund rating firm. According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.” Morningstar updated their opinion of the fund in July in a report titled “Changes at the top improve the already-bright prospects of Masters’ Select Equity.”

[2]
The Managers and their respective benchmarks are: Bill D’Alonzo: Russell 2500 Growth Index, Chris Davis and Ken Feinberg: S&P 500 Index, Mason Hawkins: Russell 3000 Value Index, Bill Miller: S&P 500 Index, Frank Sands: Russell 1000 Growth Index, Bob Turner: Russell 1000 Growth Index, Dick Weiss: Russell 2000 Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

6  The Masters' Select Funds Trust

Masters’ Select Equity Fund Leaders and Laggards

Masters’ Select Equity Fund Contribution by Holding For the Six Months Ended June 30, 2008

Top Contributors		Bottom Contributors
Company	Contribution %	Company	Contribution %
EOG Resources, Inc.	1.97%	American International Group, Inc.	(1.07%)
United States Steel Corp.	0.58%	Google, Inc.	(1.01%)
Walter Industries, Inc.	0.48%	Amazon.com, Inc.	(0.94%)
W-H Energy Services, Inc.	0.43%	General Motors Corp.	(0.78%)
National Oilwell Varco, Inc.	0.40%	Bank of New York Mellon	(0.68%)
Arcelormittal	0.38%	JPMorgan Chase & Co.	(0.60%)
Canadian Natural Resources Ltd.	0.37%	Eastman Kodak Co.	(0.58%)
Genco Shipping & Trading Ltd.	0.36%	Merrill Lynch & Co., Inc.	(0.51%)
FMC Corp.	0.31%	Las Vegas Sands Corp.	(0.45%)
Mentor Graphics Corp.	0.27%	Autodesk, Inc.	(0.45%)

Fund Summary  7

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price
Bill D’Alonzo and Team	Friess Associates, LLC	10%	All sizes, emphasis is on small and mid-sized companies	Growth
Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value
Bill Miller	Legg Mason Capital Management, Inc.	20%	All sizes but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Frank Sands, Jr./ Michael Sramek	Sands Capital Management, LLC	10%	All sizes, but mostly large and mid-size companies	Growth
Robert Turner/ Christopher McHugh/ William McVail	Turner Investment Partners, Inc.	10%	All sizes, but mostly large and mid-size companies	Growth
Richard Weiss	Wells Capital Management, Inc.	10%	All sizes, emphasis is on small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $2.5 billion
Mid-Cap Domestic
Large-Cap Domestic > $18.3 billion

*	Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 3000 Index
Consumer Discretionary	13.4%	8.9%
Consumer Staples	2.7%	9.3%
Energy	17.8%	15.2%
Finance	21.8%	14.5%
Health Care & Pharmaceuticals	5.4%	11.7%
Industrials	7.7%	11.9%
Materials	9.5%	4.5%
Technology	16.0%	16.6%
Telecom	1.8%	3.0%
Utilities	0.0%	4.3%
Cash Equivalents & Other	3.9%	0.0%
	100.0%	100.0%

8  The Masters' Select Funds Trust

Masters’ Select Equity Fund Stock Highlights

Genco Shipping & Trading Ltd. - Bill D’Alonzo

In many ways the global economy makes the world a smaller place, but in practical terms oceans still separate many resources from the countries hungriest for them. With rates paid to shippers at unprecedented levels, an established reputation for reliability and a modern fleet draw customers to Genco in waves.

NYSE-listed Genco Shipping & Trading Ltd. operates a fleet of 29 vessels that transport dry bulk items such as iron ore, coal, grain, steel products and other cargo. Revenue reached $241 million in the 12 months through March, up 75 percent from the prior year. Customers include Cargill, Hyundai Merchant Marine and The Torvald Klaveness Group.

In a business dotted by independent operators of all stripes, interviews with industry insiders revealed that a reputation for delivering as promised goes a long way. Genco benefits from its status as a public company and the deep experience of its management team, which includes the founder of the publicly traded oil tanker operator General Maritime. Also, Genco’s vessels on average are 10 years younger than the industry average, offering reliability and lower operating costs.

March-quarter earnings grew 158 percent, beating estimates. Predictable operating expenses, fixed financing on ship acquisitions and charter agreements that set rates for one to three years give Genco strong earnings visibility.

The Friess Associates team spoke with Genco Chief Financial Officer John Wobensmith about tight credit conditions limiting options for some of the industry’s smaller operators. As a result, Genco faces less competition for vessel acquisitions, increasing the company’s chances of securing targeted assets at attractive prices. The company expects delivery of five more vessels by the end of this year, followed by another seven in 2009.

The Friess Associates team bought Genco at seven times current 2008 earnings estimates. Wall Street predicts the company will grow earnings 131 percent this year.

Merrill Lynch & Co., Inc. - Christopher Davis/Kenneth Feinberg

We began purchasing shares of Merrill Lynch for our fund partners at the beginning of June at just under $40. As this price is well above where the shares currently trade, we thought it worthwhile to review our investment rationale with clients.

In studying any potential investment for Masters’ Select, we are weighing three factors: the quality of the management, the durability of the business, and the attractiveness of the valuation. Although we have studied Merrill Lynch for years, until recently we did not believe it presented the right combination of these factors. This year’s falling stock price combined with a new management team and a powerful though temporarily impaired business gave us the opportunity to buy the shares well below our assessment of fair value.

Turning to each of these three factors separately, we would start with management. At any large financial institution, we believe that the CEO must have the skills and experience necessary to serve as the chief risk officer. Merrill’s new CEO, John Thain certainly fits this bill. With prior experience as head of the New York Stock Exchange and President and CFO of Goldman Sachs, he should understand the risks associated with complex positions and has expressed a desire to build a company that can withstand the 500 year flood (which, in markets, seem to happen every five years!). As a testament to his leadership and the opportunities at Merrill Lynch, many former colleagues from Goldman Sachs, including the head of risk and head of trading have elected to come and join him. As for Merrill’s business, the strongest piece by far is the premier financial advisor force in the industry. This group is made up of 16,660 advisors with over $1.6 trillion in assets under management. Combining this group with the firm’s strong investment banking and capital markets position, Merrill’s business should be durable and profitable over the long term. Finally, in considering valuation, our assessment of fair value for Merrill Lynch shares was well above where the shares were trading, particularly adjusting for their minority ownership positions in media giant Bloomberg and asset manager BlackRock.

In the short term, however, Merrill is faced with a number of legacy issues, particularly their exposure to real-estate related securities and derivatives. This exposure in conjunction with a great deal of leverage and an extremely difficult business and trading environment has led them to raise additional capital through the sale of their holdings in Bloomberg, and they may yet have to sell more common shares. Although raising this capital is probably necessary in today’s uncertain and weakening environment, it is nearly certain to be dilutive to the value of our position. Fortunately, the value of their core businesses, particularly their financial advisor franchise and their investment bank, should more than outweigh this dilution over the long term. As capital markets stabilize, the shares of this global leader should produce a satisfactory return.

General Electric - Bill Miller

General Electric is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on pages 26 and 27.

National Oilwell Varco - Frank Sands, Jr. and Michael Sramek

NOV is an energy equipment and services company that operates in three primary business spaces. Through its Rig Technology business, NOV is the dominant global leader in designing and manufacturing key drilling and workover rig components such as top drives, iron roughnecks, mud pumps, and pipe handling systems. Through its Petroleum Services and Supply segment, NOV is a leading provider of drill pipe, drill bits, solids control systems, downhole tools, rig instrumentation systems, and internal coating services. Through its Distribution operation, NOV is a leading provider of operating supplies and spare parts to drill site operators.

NOV significantly consolidated the rig equipment industry during the last cyclical downturn, acquiring over 140 companies from 1995-2005. Most recently, it acquired Grant Prideco in April (at an immediately accretive price), making NOV the #1 provider of drillpipe worldwide and enabling it to offer drilling contractors virtually every piece of drilling hardware they need located between the driller’s fingertips and the bottom of the wellbore. NOV is now the clear dominant leader in the rig equipment industry, with essentially 100% market share in many key product lines. There are no meaningful competitors for many of its products, which are often the de-facto industry-standard whose brand names have garnered such a high level of respect that specific pieces of equipment are simply referred to by NOV’s brand name across the industry.

Fund Summary  9

After 25 years of industry-wide underinvestment in infrastructure, NOV is and will continue to be the primary supplier of critical equipment and services as the aging global rig fleet of about 3000 rigs is inevitably upgraded, expanded, and focused more on offshore capabilities over the next decade so that producers can meet secularly growing hydrocarbon demand in a structurally constrained supply environment over the long term. In the offshore segment of the fleet, over 170 new high-spec rigs have already been commissioned over the past 3 years (at costs of up to $1 billion each, a significant portion of which will go to NOV). The first of these newbuilds will become operational starting this year. In all, the announced newbuilds will increase the global offshore fleet by about 30%, yet many additional newbuilds will be required in the coming years to address both the ageing and attrition of the offshore fleet as well as strong demand for new rigs driven by recent impressive oil discoveries in the Gulf of Mexico, offshore Brazil, and elsewhere, as well as new discoveries that are likely to follow.

NOV’s earnings have grown at least 75% each year for the past 3 years. While we do not expect this rate of growth to continue, the company’s growing backlog and increasing visibility into new orders over the next several years give us a high degree of conviction that earnings growth will average over 20% for the next five years. At a very reasonable multiple of 12x expected 2009 EPS, we believe NOV’s stock is highly likely to appreciate at an above-average rate as this earnings growth unfolds over the next several years.

Apple Inc. - Robert Turner

Apple, Inc. designs, manufactures, and sells personal computers, portable digital music players, and mobile communication devices, as well as related software, services, peripherals, and networking solutions worldwide. The company's products include desktop and notebook computers, server and storage products, and a suite of software for creation and management of digital photography, music, movies, DVDs, and Web sites. In addition, it provides music products and services comprising iPod, portable digital music players and related accessories; online music services, third-party music, audio books, music videos, short films, television shows, movies, podcasts, and iPod games through its iTunes stores. The company also provides Internet software and services and currently has 215 retail stores.

The company has re-invented their business model over the last year-and-a-half as the diversified computer manufacturer has benefited from their expansion into the consumer electronics market. Their diversified product line which includes their iPods, iPhones, iTV, along with other fresh and innovative products/services has generated much buzz surrounding the company. That is not to say that their original business of manufacturing and selling computers is not thriving also as their Mac computers continue to do well, making up roughly 16% of overall computer sales. Computer sales were spurred on by demand for their ultra-thin MacBook Air notebook, unveiled in January, helping sell more than 2.29 million Macs during the latest quarter.

Apple’s iPhones seem to be the driving force behind what will drive earnings growth for the company in the near term as they continue to introduce the iPhone to new markets like Latin America and Asia adding to markets like the U.S., U.K., France, Germany, Austria, and Ireland that already offer the web-surfing media phone.

The Apple iPhone is a widescreen iPod that features touch screen controls that allow you to enjoy all your content, including audiobooks, music, TV shows, and movies. It features an amazing 3.5-inch widescreen display, and allows you to sync content from your iTunes library on your PC or Mac, making that content also accessible with just the touch of a finger.

Since iPhones were made available to consumers back in late June 2007, Apple has sold 6 million iPhones, and 1.73 million in the first three months of this year (700,000 since March) giving it a 5.3 percent share of the worldwide smart-phone market, according to research firm Gartner. A slowdown in sales starting in the fourth quarter last year has occurred as customers waited for the new 3G version to hit the market. The new 3G iPhones, expected to be released in early July and initially to be introduced in the U.S. and 22 other countries, are designed to work over so-called 3G, or third-generation, wireless networks and have global-positioning technology built in. 3G iPhones download data twice as fast the older ones with new applications ranging from video games that use the iPhone's motion-sensing technology to guide characters to study tools for medical students and a program that allows users to find nearby cell-phone-carrying friends on a map. They will also support Microsoft Corp.'s Exchange software, an addition that puts the iPhone in more direct competition with Research in Motion Ltd.'s BlackBerry and Palm Inc.'s Treo smart phones and is intended to appeal to the business market.

With the new version of the iPhone, Apple has been adding overseas markets gradually with more carrier deals to promote additional growth within this space. We believe that the lower price point ($199 for the 8GB model and $299 for the 16GB model; down almost $200 from current model) will be a catalyst for higher unit sales along with driving traffic to their Apple stores as consumers will not be able to purchase these phones online. Continued strong global demand for smartphones coupled with Apple’s ability to synchronize their mobile handset with its popular iTunes along with providing flexibility to customize various applications on their phone give Apple a competitive advantage in this market.

Carlisle Companies, Inc. - Dick Weiss[1]

Carlisle Companies, Inc. (CSL) is a diversified industrial company that serves the Construction Materials, Roofing, Specialty Tire and Wheel, Heavy Duty Brake and Friction, Heavy Duty Truck Trailer, Foodservice, and Aerospace industries. The company was founded in 1917 and is based in Charlotte, North Carolina.

In June of 2007, after the retirement of their previous CEO, Carlisle brought in Dave Roberts, the former CEO of Graco Inc. (GGG). The new CEO brought with him a record of achieving high free cash flow and improving margins. Over the past year, management has conducted a review of all the different businesses within Carlisle with the purpose of identifying non-core underperforming businesses to divest as well as those segments that needed to acquire additional scale through investment and acquisition. The initial portfolio moves were announced earlier this year with Carlisle deciding to divest their power transmission belt business and the on-highway braking business; both were smaller businesses with subpar profitability. Carlisle also recently acquired two businesses, a food service business and an aerospace business. The aerospace acquisition fits nicely as their current aerospace business only had content on Boeing and the acquisition provides Carlisle with content on Airbus. Another change is new management at the tire and wheel division. This operation has been performing at a subpar level for some time and the management change is the first step in improving results. At this point we would not be surprised to see a few more divestitures or acquisitions but think the general strategy for the new Carlisle has been successfully laid out.

10  The Masters' Select Funds Trust

The biggest near term concern, which has driven the stock to unusually low levels, is that a combination of slowing non-residential construction coupled with high energy costs (a key raw material in roofing) will sharply reduce the 50% of earnings derived from construction materials. These concerns should be mitigated by 1) the half of roofing sales represented by replacement demand, which is less cyclical and not dependent on new construction; 2) Carlisle’s single-ply materials and insulation provide a level of energy efficiency that should help drive incremental replacement demand as higher energy costs provide a quicker payback time; 3) a continuation of the mix shift away from asphalt to TPO roofs of which Carlisle is the leading supplier. Moreover, the company has been aggressive in raising prices to offset the oil price increase. Fortunately, the industry is remaining disciplined on pricing and has followed Carlisle’s lead on price increases.

Carlisle is well off of its highs. We believe this provides an opportunity as the already well run entity transforms itself into a faster-growing collection of businesses. At 10x our 2008 earnings estimate and 9x our 2009 earnings estimate, we feel this is an attractive entry point for a company that is under followed by the street, continues a portfolio transformation, and is well positioned to outperform its peers when the economy recovers.

[1]	Carlisle Companies, Inc. was added to the Masters’ Select Equity Fund portfolio in early July, 2008.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 64 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  11

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 96.1%
Consumer Discretionary: 12.9%
219,000	Amazon.com, Inc.*	$16,059,270
241,000	DIRECTV Group, Inc. (The)*	6,244,310
438,000	Disney (Walt) Co.	13,665,600
550,000	Eastman Kodak Co.	7,936,500
384,000	General Motors Corp.	4,416,000
67,000	Las Vegas Sands Corp.*	3,178,480
250,000	Lennar Corp.	3,085,000
461,000	Liberty Media Holding Corp. - Entertainment*	11,170,030
519,000	Liberty Media Holding Corp. - Interactive*	7,660,440
36,000	News Corp.	541,440
93,610	Staples, Inc.	2,223,238
		76,180,308
Consumer Staples: 2.7%
62,700	BJ’s Wholesale Club, Inc.*	2,426,490
189,300	Costco Wholesale Corp.	13,277,502
		15,703,992
Energy: 17.8%
91,600	Canadian Natural Resources Ltd.	9,182,900
198,400	ConocoPhillips	18,726,976
299,400	EOG Resources, Inc.	39,281,280
40,000	Helmerich & Payne, Inc.	2,880,800
87,500	Hornbeck Offshore Services, Inc.*	4,944,625
132,000	National Oilwell Varco, Inc.*	11,711,040
42,500	Oil States International, Inc.*	2,696,200
24,930	Petroleo Brasileiro SA	1,765,792
29,000	Transocean, Inc.	4,419,310
54,000	W-H Energy Services, Inc.*	5,169,960
96,000	Willsbros Group, Inc.*	4,205,760
		104,984,643
Finance: 21.8%
210,100	American Express Co.	7,914,467
299,700	American International Group, Inc.	7,930,062
249,058	AON Corp.	11,441,724
417,200	Bank of New York Mellon Corp.	15,782,676
112	Berkshire Hathaway, Inc. - Class A*	13,524,000
10,500	Brookfield Asset Management, Inc.	341,670
160,000	Capital One Financial Corp.	6,081,600
360,000	Conseco, Inc.*	3,571,200
500,000	Countrywide Financial Corp.	2,125,000
36,024	Fairfax Financial Holdings Ltd.	9,146,494
150,000	Federal Home Loan Mortgage Corp.	2,460,000
19,360	Goldman Sachs Group, Inc.	3,386,064
177,000	HCC Insurance Holdings, Inc.	3,741,780
27,000	IntercontinentalExchange, Inc.*	3,078,000
506,800	JPMorgan Chase & Co.	17,388,308
275,500	Merrill Lynch & Co., Inc.	8,736,105
330,000	MGIC Investment Corp.	2,016,300
109,700	Transatlantic Holdings, Inc.	6,194,759
171,150	UBS AG	3,535,959
		128,396,168
Health Care, Pharmaceuticals & Biotechnology: 5.4%
100,000	Allergan, Inc.	5,205,000
50,000	Cephalon, Inc.*	3,334,500
86,100	Gilead Sciences, Inc.*	4,558,995
615,000	Health Management Association, Inc.*	4,003,650
200,000	Health Net, Inc.*	4,812,000
12,350	Intuitive Surgical, Inc.*	3,327,090
63,000	Mindray Medical International Ltd.	2,351,160
275,783	Neurometrix, Inc.*	386,096
90,000	NuVasive, Inc.*	4,019,400
		31,997,891
Industrials: 7.7%
148,000	FedEx Corp.	11,660,920
113,900	Genco Shipping & Trading Ltd.	7,426,280
100,000	General Electric Co.	2,669,000
179,000	HUB Group, Inc.*	6,109,270
222,500	Skywest, Inc.	2,814,625
170,000	SYKES Enterprises, Inc.*	3,206,200
355,000	Taser International, Inc.*	1,771,450
88,510	Tyco International Ltd.	3,543,940
58,000	Walter Industries, Inc.	6,308,660
		45,510,345
Materials: 9.5%
33,500	Air Products & Chemicals, Inc.	3,311,810
100,000	ArcelorMittal	9,907,000
614,242	Cemex S.A. de C.V. - ADR	15,171,777
360,000	Domtar Corp.*	1,962,000
85,800	FMC Corp.	6,644,352
90,000	International Flavors & Fragrances, Inc.	3,515,400
28,200	Monsanto Co.	3,565,608
54,000	United States Steel Corp.	9,978,120
230,000	Verso Paper Corp.*	1,945,800
		56,001,867
Other Investment Company: 0.5%
173,000	SPDR S&P Homebuilders ETF	2,842,390

Technology: 16.0%
41,450	Apple, Inc.*	6,940,388
128,000	Broadcom Corp.*	3,493,120
158,630	Cisco Systems, Inc.*	3,689,734
150,000	Commvault Systems, Inc.*	2,496,000
607,000	Dell, Inc.*	13,281,160
42,530	Google, Inc. - Class A*	22,388,643
175,000	Intermec, Inc.*	3,689,000
79,030	LAM Research Corp.*	2,856,935
187,840	Marvell Technology Group Ltd.*	3,317,254
42,200	Nintendo Ltd.	2,956,110
130,000	Polycom, Inc.*	3,166,800
78,940	QUALCOMM, Inc.	3,502,568
50,000	Salesforce.com, Inc.*	3,411,500
960,000	Sonus Networks, Inc.*	3,283,200
730,000	Symmetricom, Inc.*	2,803,200
57,000	VMware, Inc.*	3,070,020
149,340	Xilinx, Inc.	3,770,835
300,000	Yahoo!, Inc.*	6,198,000
		94,314,467

12  The Masters' Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares/ Principal Amount		Value
Telecommunication Services: 1.8%
3,587,480	Level 3 Communications, Inc.*	$10,583,066

TOTAL COMMON STOCKS (cost $501,132,929)		566,515,137

SHORT-TERM INVESTMENTS: 4.0%
23,433,000	State Street Bank & Trust Co., 0.350%, 06/30/08, due 07/01/08 [collateral: $25,725,000, Fannie Mae, 5.057%, due 12/08/28, Federal Farm Credit Bank, 2.220%, due 02/04/10, Federal Home Loan Bank, 3.500%, due 02/05/10, Fannie Mae, 3.807%, due 07/01/34, value $23,433,000] (proceeds $23,433,288)	23,433,000

TOTAL SHORT-TERM INVESTMENTS
(cost $23,433,000)		23,433,000

TOTAL INVESTMENTS IN SECURITIES
(cost $524,565,929): 100.1%		589,948,137

Liabilities in Excess of Other Assets: (0.1%)		(715,732)

Net Assets: 100%		$589,232,405

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  13

Masters’ Select International Fund Review

Similar to the U.S. stock market, foreign stocks suffered through a rough first half of 2008. There was virtually no place to hide as large-caps, small-caps and emerging markets all declined in value. At the sector level, financials turned in the worst performance, with a loss in the high teens. The energy and materials sectors had gains in the mid single digits, making them the two best-performing sectors for the first six months of the year.

For the year to date through June 30, Masters’ Select International declined 12.31%, lagging its benchmark, the S&P Citigroup PMI Global (ex US) Index, which was down 9.86%. Over the long term, though, the fund has beaten its benchmark by a significant margin. Since its inception December 1, 1997 through June 30, 2008, Masters’ Select International has returned an annualized 12.00%, beating the index return of 8.76%. The fund continues to be a Morningstar “Fund Analyst Pick.”1

Performance as of June 30, 2008

		Average Annual Total Returns
	Year to Date Return	One-Year	Three- Year	Five-Year	Ten-Year	Since Inception 12/1/1997
Masters’ Select International Fund	-12.31%	-7.80%	16.29%	18.31%	11.31%	12.00%
S&P Citigroup PMI Global (ex US) Index	-9.86%	-5.54%	16.28%	19.31%	7.78%	8.76%
Lipper International Fund Index	-11.15%	-8.95%	14.16%	16.91%	6.60%	7.79%

Past Performance is no guarantee of future results. Please see page 4 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select International Fund.

Portfolio Commentary

Performance of managers: In the first half of the year, three of the fund’s six sub-advisors (managers) outperformed their benchmarks. The returns for the six managers ranged from -5.5% to -18.6%. Over the short term we do not expect every manager to outperform his benchmark, though that is our (and their) goal over the long term. Of the five managers who have been with the fund for at least three years, four have beaten their benchmarks since their respective inception dates as sub-advisors on the fund. We obviously can’t guarantee that we will be right but we remain confident that each of the fund’s sub-advisors will outperform their benchmark over most full market cycles. 2

Country, sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the country and sector exposures that result from this process may provide some insight into the fund’s year-to-date relative performance. Our attribution analysis shows that the fund’s sector positioning (excluding cash) relative to the S&P Citigroup PMI Global (ex US) Index detracted slightly from performance during the first six months. The fund’s underweighting to the top-performing materials sector had a negative impact which was partially offset by the fund’s underweighting to the weak-performing financial sector. At the regional and country level, the fund’s overweighting to Latin America and Switzerland had a notable positive effect as these markets performed much better than the overall benchmark.

The majority of the fund’s underperformance during the first six months of 2008 can be explained by stock selection. Stock selection was particularly weak in the utilities and materials sectors. In the utilities sector, Veolia Environnement, a French environmental services company, was down roughly 37% during the period and was the largest negative contributor to fund performance. In the materials sector, Norske Skogindust (a Norwegian paper company) and Holcim (a Swiss supplier of cement) weighed on performance. On the positive side, stock selection was strong in health care, energy and financials. A notable performer in health care was Actelion (a Swiss pharmaceutical company). In the financial sector, while the fund held a few stocks that significantly underperformed during the six months (such as UBS, which was down almost 50%), stocks like MLP (a German financial consulting firm) and Yuanta Financial (a Taiwanese securities firm) more than offset the drag from underperforming stocks.

In a declining market, the fund’s average cash weighting of mid to high single digits contributed positively to performance. The fund’s goal is to remain close-to-fully invested.

Leaders and laggards: The fund’s two biggest winners, in terms of contribution to performance, came from the energy sector—Canadian Natural Resources (up 37%) and Petrobras (up 24%). The fund’s two worst performers, other than Veolia Environnement, were Country Garden (down 43%) and Agile Property (down 53%)—both were among the top-ten winners for the six months ending December 31, 2007.

See the table on page 16 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that a stock that has made or lost money for the fund over the past six months does not determine whether it will be a successful holding over the long term. The ultimate success of a holding won’t be known until it is sold. So, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the long-term contribution of these stock holdings.

14  The Masters' Select Funds Trust

Portfolio Mix: Please see page 17 for sector, regional, and market-cap allocations as of mid-year. As with all Masters’ Select funds, the primary focus of Masters’ Select International is to generate superior long-term returns, and in pursuit of that goal, the fund’s managers continue to invest very differently from the fund’s benchmark. Over half of the fund’s holdings are not in the benchmark. This variance from the benchmark contributes to the fund having a high “tracking error” over shorter time periods. (Tracking error refers to the degree the fund’s return varies from the benchmark’s returns.) Tracking error can be positive (returns higher than the benchmark) or negative (returns lower than the benchmark). We are very willing to accept tracking error, with the goal of achieving superior longer-term performance.

•
The fund’s allocation to consumer discretionary stocks decreased from 15% at year-end to 11%. Its energy weighting increased four percentage points to 11%. Despite this increase, the fund remains underweighted to energy relative to its index by three percentage points.

•	The fund’s largest weighting is the financial sector at 21%, similar to what it was six months ago. But this weighting is well below the benchmark’s financial sector weighting of 26%. The fund also has a large underweighting to the materials sector (5% versus 12% for the benchmark). The biggest overweightings are to the health care (12% versus 5%) and consumer discretionary (11% versus 7%) sectors.

•
The fund’s allocation to Europe decreased from 50% to 42%, and is now its largest regional underweighting. The weighting to Japan increased by two percentage points to 15%. The Latin America weighting increased to 9%, and is now the fund’s biggest regional overweighting.

•	Exposure to emerging markets increased slightly to 19%, and remains well above the fund’s historical average of 11%. The fund’s emerging-market weighting is in line with that of its benchmark.

•
In terms of market-cap breakout, the fund’s allocation to large-caps (greater than $10 billion) and mid-caps ($2 billion to $10 billion) decreased to 60% and 16%, respectively. The fund’s weighting to small-caps (less than $2 billion market-cap) increased from 10% to 15%. Historically, the fund has held about 14% in small-caps on average.

•	The fund’s cash position rose from 6% to 9%, and is now slightly higher than the fund’s historical average of 7%.

•	At mid-year, about a quarter of the fund’s euro exposure and a third of its British pound exposure was hedged back into the U.S. dollar. This accounted for roughly 7% of the fund’s assets.

In Closing

Looking forward, we have no crystal ball with respect to when or at what level stock prices will bottom. What we do know is that stock prices are significantly lower than they were and that the fund’s stock pickers are increasingly enthusiastic about the upside potential of their holdings given current prices and their analysis of long-term business prospects. In fact, several are expressing uncommonly high levels of conviction with respect to the specific stocks they own.

As always, we thank you for your confidence and remain strongly committed to the long-term success of each Masters’ Select fund.

[1]
Masters’ Select International continues to be included as a Fund Analyst Pick in the Foreign Large Blend category by Morningstar, the fund rating firm. According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”Morningstar updated their opinion of the fund in March in a report titled “Investors should keep Masters’ Select International’s recent struggles in perspective.”

[2]
The managers and their respective benchmarks are: Bill Fries and Vin Walden: MSCI All Countries World Fr ex US Index, Jim Gendelman: MSCI All Countries World Growth ex US, David Herro: MSCI World ex US Value, Northern Cross Team: S&P Citigroup PMI Global ex US Index, Ted Tyson: MSCI All Countries World Growth ex US, Amit Wadhwaney: MSCI All Countries World ex US Value.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary  15

Masters’ Select International Fund Leaders and Laggards

Masters’ Select International Fund Contribution by Holding For the Six Months Ended June 30, 2008

Top Contributors		Bottom Contributors
Company	Contribution %	Company	Contribution %
Canadian Natural Resources Ltd.	0.53%	Veolia Environnement	(1.14%)
MLP AG	0.43%	Country Garden Holdings Co. Ltd.	(0.93%)
Actelion Ltd.	0.43%	Agile Property Holdings Ltd.	(0.90%)
Petroleo Brasileiro S.A.	0.43%	UBS AG	(0.79%)
StatoilHydro ASA	0.31%	PNOC Energy Development Corp.	(0.60%)
CSL Ltd.	0.20%	America Movil SAB de CV	(0.57%)
Yuanta Financial Holdings Co. Ltd.	0.18%	Rohm Co. Ltd.	(0.55%)
Lonza Group AG	0.17%	Persimmon Plc	(0.53%)
Potash Corp of Saskatchewan	0.13%	Schibsted ASA	(0.53%)
BHP Billiton Plc	0.13%	Southern Cross Healthcare Ltd.	(0.46%)

16  The Masters' Select Funds Trust

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill Fries Vin Walden	Thornburg Investment Management, Inc.	20%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks
James Gendelman	Marsico Capital Management, LLC	17%	All sizes, but mostly large and mid-sized companies	Growth
David Herro	Harris Associates L.P.	20%	All sizes, but mostly large and mid-sized companies	Value
Ted Tyson	Mastholm Asset Management, LLC	18%	All sizes	Growth
Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value
Howard Appleby, Jean-Francois Ducrest, Jim LaTorre, Ted Wendell	Northern Cross, LLC	10%	Mostly large and mid-sized companies	Blend

Portfolio Composition*

By Sector

	Sector Allocation
	Fund	S&P Citigroup PMI Global (ex US) Index
Consumer Discretionary	10.5%	7.1%
Consumer Staples	4.3%	7.1%
Energy	11.2%	14.1%
Finance	21.3%	26.0%
Healthcare & Pharmaceuticals	11.5%	5.3%
Industrials	9.2%	9.8%
Materials	4.7%	11.8%
Technology	8.7%	6.5%
Telecom	5.6%	6.6%
Utilities	3.8%	5.7%
Cash Equivalents & Other	9.2%	0.0%
	100.0%	100.0%

By Region
	Regional Allocation
	Fund	S&P Citigroup PMI Global (ex US) Index
Africa	0.0%	1.6%
Australia/New Zealand	1.9%	5.0%
Asia ex	14.8%	12.6%
Japan	14.9%	16.0%
Western Europe and UK	42.7%	51.4%
Latin Am	9.3%	4.8%
North America	5.6%	7.5%
Middle East	1.7%	1.1%
Cash Equivalents & Other	9.2%	0.0%
	100.0%	100.0%

By Asset Class

Market Capitalization:
Developed Markets Small-Cap < $2.0 billion
Developed Markets Large and Mid-Cap > $2.0 billion

*	Totals may not add up to 100% due to rounding

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

Fund Summary  17

Masters’ Select International Fund Stock Highlights

America Movil - Bill Fries/Vin Walden

America Movil (AMX) is the leading wireless communications provider in Latin America and one of the largest wireless companies in the world. It enjoys a strong market position in both Brazil and Mexico, while its network infrastructure extends across all major Latin American economies and its total population coverage is almost 800 million people. AMX’s current active subscriber base is over 150 million customers. In most of Latin America, penetration of wireless services lags behind that of developed economies. For example, America Movil is active in some markets where less than 75% of the population owns a cellular phone; in contrast, many European countries have penetration rates above 100% (including subscribers which use multiple handsets). In addition, advanced services such as wireless email or web browsing are generally at an early stage of adoption in Latin America. Mobile telephony in countries such as Brazil, Ecuador, and Columbia has been growing at a healthy pace, particularly in prepaid services. Prepay provides lower average revenues per user but also less collection risk. America Movil has a strong and growing presence in these markets.

America Movil faces competition in all of its markets. Recent entrant Telefonica SA (TEF SM) is growing its market share in Mexico, but the overall market is expanding at a pace which allows for healthy competition. Brazil is particularly competitive, with the market split roughly between four major players, but America Movil has been able to increase its market share there over time.

AMX has invested heavily in its “3G” network, which provides higher-speed downloads for data-intensive devices such as smart phones. The adoption of these advanced features in Latin America has been slow thus far, but experience from telecom providers in other parts of the world suggests that data usage can provide incremental revenue. America Movil will be selling Apple’s new 3G iPhone starting in 2008.

Carlos Slim, a well-known Mexican business mogul, serves as AMX’s chairman and is the controlling shareholder.

Vestas Wind Systems A/S - James Gendelman

The rising cost of fossil fuels, tighter environmental regulations, and governmental responses to global warming have provided a catalyst to spur growth in alternative energy industries such as wind power. We believe that one of the best ways to invest in this blue sky growth opportunity is through Denmark-based Vestas Wind Systems A/S (“Vestas” or the “Company”) which develops, manufactures, and services wind turbines that generate electricity. With a 23% global market share in 2007, the Company is recognized as a world leader in wind energy production, with a global production platform and what we believe are significant opportunities for growth in the United States, China, and Europe.

In our opinion, a number of factors make Vestas a compelling long-term investment. Wind energy currently generates only about 1% of global electricity. Based on our estimates, wind could potentially generate over 7% of the world’s electricity by 2015. Given the dramatic rise in the cost of fossil fuels, the economics of wind energy appear increasingly compelling. Between 2002-2007,the cost of generating a kilowatt hour of electricity from wind actually decreased by 14% while the cost of electricity generation from coal, nuclear, and gas increased between 20% and 79% over the same period. Additionally, we think that political tailwinds are at Vestas’ back as the United States, China, India and other countries around the world join the European Union in developing renewable energy standards. We also think that entry barriers in wind energy production are substantial and will likely be a factor in limiting the number of new competitors to the space.

As of this writing, the Company’s P/E multiple is approximately 20x 2009 earnings. We expect earnings may grow more than 50% annually for the next three years given the Company has more than two years of secured orders.

Toyota Motor - David Herro

Five years ago, after meeting with members of the Toyota Finance Department, I thought I could never invest in Toyota Motors. True, Toyota made great products, was one of the best manufacturers in the world, and, even looked cheap on paper. What turned me off was the company’s attitude towards its shareholders and its poor capital allocation. At the time it was sitting on a huge cash pile, paid out only 10% of income to shareholders and had a single digit ROE.

Something has changed quite dramatically over the last 5 years. Though the stock is still cheap (trades at under 10x normal earnings, yields over 3%) and is still a world class manufacturer that makes very desirable products, it has improved its relations with its owners. Today, the company pays out over 1/3 of its income to shareholders, has bought back 10% of its shares and has pledged to payout ALL excess free cash. As a result of this improved attitude towards capital allocation, Toyota Motors today has an ROE that is close to 15%.

Besides the improving capital allocation, Toyota is benefitting both from growth in emerging markets and in its technological lead in building fuel-efficient vehicles. As a result of the changes in the past few years, Toyota now represents a company that is low in price, and is of high quality thus making an attractive investment that nicely fits into our definition of value.

Keppel Corp. Ltd. - The Northern Cross Team

Keppel is a Singapore based conglomerate with a focus and expertise in building oil rigs and associated equipment for companies in the exploration and production of oil and gas. Keppel provides ‘one stop shopping’ solutions for companies in need of jack-up and semi-submersible rigs, for floating production, storage and off-loading rigs, for platforms involved in LNG (Liquified Natural Gas) production and for the support of such operations via anchor moving ships and the like. As the search for oil and gas goes to deeper and more difficult to access regions of the world, Keppel’s expertise means companies with the greatest problems will seek them out. To manufacture their rigs, the company has 20 yards scattered across the globe. Keppel has three other divisions: a land company based in Singapore with interests in Singapore, China, Vietnam and other Asian areas; an infrastructure company for environmental engineering, power generation, network engineering and logistics; and an investment arm (which includes a 48% ownership of Singapore Petroleum Company).

18  The Masters' Select Funds Trust

The rig building part of the company is the dominant part and should prosper as demand for oil continues. Difficulty with a particular rig caused the share price to drop into an attractive entry price for the fund. Historic two-year growth in their four divisions has been strong: in excess of 30%. The company trades on an estimated P/E ratio under 15.

Keppel gives shareholders of the fund a participation in an industry benefiting from the demand for oil and gas at a time when the high cost of oil is driving exploration and production companies into areas with difficult challenges, which should give Keppel opportunities for margin expansion out three to five years.

Alstom - Ted Tyson

Alstom is a French domiciled capital goods company focusing on power generation and rail transportation. Power generation represents about 65% of sales, transportation the balance. The company has enjoyed a significant turnaround over the past five years and the prospects for continued growth look promising.

Alstom is the number two global leader in power generation and has benefited from its ability to offer its customers sophisticated and competitive solutions in clean coal, gas and nuclear turbines. The demand outlook remains very promising for the company from customers in both developed and emerging markets for both new power capacity (greenfield) as well as for renovated capacity (brownfield). The company is achieving better pricing and terms on new contracts, reflecting the current tight supply conditions in the global power industry. Importantly, these conditions have yet to be fully reflected in Alstom’s margins as older, lower margin, contracts are replaced by newer higher margin contracts in the earnings. As a result of this combined effect of revenue growth and margin growth in the power division, we believe that the earnings growth for the company will continue to improve.

While much of the investor focus on Alstom is related to its power division the company is also the global leader in rail transportation (high speed and trams). This division benefits from the significant pent up global demand for transportation upgrade solutions in a world of ever-rising energy prices. Alstom also benefits from its ability to offer customers turn-key solutions including not only the rolling stock but also signaling and after-market service (a higher margin revenue source). Like power, the transportation division is benefiting from higher margins associated with better terms and contract conditions which we believe are not yet priced into the stock.

Overall, at the end of fiscal 2008 (March) Alstom’s backlog increased 24% to $40 billion (representing 28 months of sales). While the headwinds associated with higher raw material costs are relevant, and a concern, the current environment seems to be allowing these costs to be passed through to customers on newly booked orders. With improving free cash flow, higher dividends are also expected in the future.

Lastly, 30% of Alstom is owned by Bouygues (a French conglomerate). Investors continue to speculate that there may be a business combination among Alstom and Bouygues in the future.

Mitsui Fudosan Co. Ltd. - Amit Wadhwaney

During the quarter we began buying Mitsui Fudosan Co. Ltd., owner of one of Japan’s blue-chip property portfolios. The company was Japan’s first real estate company to be publicly-listed and is today the second largest of such companies in Japan owning a property portfolio of approximately 22 million square feet of income producing property. In addition to its directly-owned property portfolio, Mitsui Fudosan manages several publicly-listed REITs as well as private real estate funds. The company also owns a Japanese hotel property portfolio, a Japanese residential real estate brokerage business and an office building in midtown Manhattan.

Mitsui Fudosan’s core property portfolio is primarily comprised of central Tokyo class-A office and retail properties, a market which is considerably supply constrained and offers meaningful barriers to entry. Owing to its legacy land holdings, the company has been able to build an admirable track record of creating shareholder wealth through long-term development and redevelopment projects within its core property portfolio but additionally through sales of non-core properties to affiliated REITs and funds, from which the company collects recurring management fees. It is also noteworthy that, as a conservatively capitalized company with significant financing wherewithal, the company is capable of self-financing its sizable project portfolio. Finally, embedded within the current property portfolio is a significant portion of below-market leases, which are being gradually adjusted upward towards market rates.

During the nine-month period ended March 31, 2008, Mitsui Fudosan stock declined (in local currency terms) by more than 42% providing an opportunity to purchase one of the highest quality Japanese property portfolios assembled at a sizeable discount to its present liquidation value, while attributing no value to future wealth accretion likely to be derived from the company’s development portfolio and future increases to rental rates.

See page 64 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  19

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 90.8%
Austrealia: 1.9%
1,028,400	CSL Ltd.	$35,111,329
Belgium: 1.0%
235,087	Nationale A Portefeuille	17,658,123
Brazil: 4.7%
516,150	Banco Bradesco S.A.	10,560,429
861,639	Gafisa S.A.	14,939,937
33,700	OGX Petroleo e Gas Participacoes S.A.*	26,829,024
465,000	Petroleo Brasileiro S.A.	32,935,950
		85,265,340
Canada: 3.7%
267,400	Canadian Natural Resources Ltd.	26,806,850
88,182	Potash Corp. of Saskatchewan	20,155,760
1,485,436	Viterra, Inc.*	20,415,358
		67,377,968
China: 1.3%
35,944,900	Country Garden Holdings Co. Ltd.	23,326,625
Denmark: 1.4%
165,140	Novo Nordisk A/S	10,809,531
114,886	Vestas Wind Systems A/S*	15,040,133
		25,849,664
France: 9.7%
158,200	Alstom	36,538,046
461,691	AXA S.A.	13,711,679
239,900	BNP Paribas	21,736,902
335,000	Neopost S.A.	35,454,899
810,000	Publicis Groupe	26,249,917
76,800	Schneider Electric S.A.	8,297,480
346,300	Suez S.A.	23,579,562
153,337	Veolia Environnement	8,603,206
		174,171,691
Germany: 4.3%
300,100	Commerzbank AG	8,903,166
230,851	Continental AG	23,727,005
1,753,000	MLP AG	31,524,309
77,188	Muenchener Rueckversicherungs AG	13,523,416
		77,677,896
Greece: 1.3%
667,800	OPAP S.A.	23,324,133
Hong Kong: 6.2%
590,000	Cheung Kong Holdings Ltd.	7,952,778
1,783,500	China Mobile Ltd.	23,971,682
10,060,811	CNOOC Ltd. ADR	17,316,081
1,689,930	Guoco Group Ltd.	17,133,051
1,754,700	Hong Kong Exchanges & Clearing Ltd.	25,654,989
1,955,000	Hutchison Whampoa Ltd.	19,707,585
		111,736,166

Ireland: 0.6%
1,150,000	Babcock & Brown Air Ltd.	11,477,000
Israel: 1.7%
671,600	Teva Pharmaceutical Industries Ltd.	30,759,280
Japan: 14.9%
634,800	Asatsu-DK, Inc.	17,575,214
200,400	Canon, Inc.	10,304,021
2,223,000	Daiwa Securities Group, Inc.	20,431,754
107,500	Fanuc Ltd.	10,497,928
1,942,400	Ichiyoshi Securities Co. Ltd.	17,797,864
2,399	Japan Tobacco, Inc.	10,233,986
1,679,500	Mitsubishi UFJ Financial Group, Inc.	14,882,847
701,000	Mitsui Fudosan Co. Ltd.	14,985,121
96,600	Nintendo Co. Ltd.	54,490,442
3,431,000	Nippon Sheet Glass Co. Ltd.	16,962,755
53,000	ORIX Corp.	7,581,411
406,300	Rohm Co. Ltd.	23,377,842
343,800	Terumo Corp.	17,547,754
656,000	Toyota Motor Corp.	30,949,807
		267,618,746
Mexico: 4.6%
1,218,480	America Movil SAB de CV	64,274,820
4,563,300	Wal-Mart de Mexico SAB de CV	18,103,957
		82,378,777
Norway: 4.2%
4,451,200	Norske Skogindustrier ASA	20,106,762
1,417,700	Songa Offshore ASA*	22,901,158
872,800	StatoilHydro ASA	32,551,941
		75,559,861
Philippines: 2.0%
307,280,000	PNOC Energy Development Corp.	35,590,957
Poland: 0.7%
8,856,000	Netia S.A.	12,561,407
Russia: 2.4%
744,600	Gazprom OAO	43,186,800
Singapore: 1.9%
18,193,000	Guocoleisure Ltd.	10,294,015
2,899,000	Keppel Corp Ltd.	23,731,388
		34,025,403
South Korea: 1.6%
195,980	LG Corp.	12,721,229
453,300	LG Display Co. Ltd.	16,987,104
		29,708,333
Sweden: 1.4%
1,925,000	D Carnegie AB	25,722,052

20  The Masters' Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares/ Principal Amount		Value
Switzerland: 7.6%
1,157,593	Actelion Ltd.*	$62,054,427
139,250	Compagnie Financiere Richemont S.A.	7,764,921
608,600	Credit Suisse Group	27,972,697
115,343	Lonza Group AG	16,017,349
39,033	Meyer Burger Technology AG*	11,743,562
226,900	Nestle S.A.	10,230,958
11,200	UBS AG	235,327
224,000	UBS AG*	210,741
		136,229,982
Taiwan: 1.8%
32,173,000	United Microelectronics Corp.	17,065,374
20,841,485	Yuanta Financial Holding Co. Ltd.	14,591,031
		31,656,405
United Kingdom: 8.1%
299,800	BHP Billiton Plc	11,458,785
4,290,107	Brit Insurance Holdings Plc	14,966,900
1,411,900	British Sky Broadcasting Group Plc	13,266,356
1,772,800	Carpetright Plc	23,292,139
962,700	Diageo Plc	17,707,964
1,556,000	GlaxoSmithKline Plc	34,475,491
2,855,000	Lloyds TSB Group Plc	17,661,311
2,076,000	Persimmon Plc	13,059,307
		145,888,253
United States: 1.8%
310,400	Southern Copper Corp.	33,097,952

TOTAL COMMON STOCKS (cost $1,605,047,621)		1,636,960,143

SHORT-TERM INVESTMENTS: 10.2%
182,990,000	State Street Bank & Trust Co., 0.350%, 06/30/08, due 07/01/08 [collateral: $186,575,000, Federal Farm Credit Bank, 2.220%, due 02/04/10, Federal Home Loan Bank, 3.500%, due 02/05/10, Federal Home Loan Bank, 2.130%, due 10/16/09, value $182,990,000] (proceeds $182,991,779)	182,990,000

TOTAL SHORT-TERM INVESTMENTS (cost $182,990,000)		182,990,000

TOTAL INVESTMENTS IN SECURITIES (cost $1,788,037,621): 101.0%		1,819,950,143

Liabilities in Excess of Other Assets: (1.0%)		(17,310,447)

Net Assets: 100%		$1,802,639,696

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  21

Masters’ Select Value Fund Review

In a difficult first half of the year for equities, Masters’ Select Value struggled, declining 18.5% and trailing the 13.3% decline for its Russell 3000 Value Index benchmark. Other value benchmarks also reflected a very difficult value environment. For example the S&P 500 Citicorp Value Index was down 17.3% while Morningstar’s Large Value Index was off 16.7%. The fund’s recent disappointing performance has pulled its since-inception return below that of the benchmark as well. As detailed below, the fund’s lack of exposure to energy stocks - the energy sector posted a 9% gain in the first half of the year - continues to be a significant driver of its underperformance.

Performance as of June 30, 2008

		Average Annual Total Returns
	Year to Date Return	One-Year	Three-Year	Five-Year	Since Inception 6/30/2000
Masters’ Select Value Fund	-18.49%	-26.84%	-0.32%	5.22%	4.71%
Russell 3000 Value Index	-13.28%	-19.02%	3.34%	8.99%	5.75%
Lipper Multi-Cap Value Index	-12.64%	-19.23%	2.14%	7.64%	5.32%

Past Performance is no guarantee of future results. Please see page 4 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Value Fund.

Portfolio Commentary

Performance of managers: In the first half of the year, one of the four Masters’ Select Value stock pickers outperformed their benchmark; the other three managers underperformed their respective benchmarks by significant margins. For the six months through June 30, the individual sub-advisors’ returns ranged from a loss of 12.2% to a loss of 24.9%.1

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who we believe will beat their benchmarks over longer time periods. Through June 30, 2008, one of the four sub-advisors has achieved that goal by a significant margin since their inception date. We note that one of the other three managers has performed approximately in line with his benchmark since inception and another is trailing his benchmark by a narrow margin. The fourth manager has underperformed by a more significant margin since inception.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis, the fund’s overall sector exposure detracted from performance relative to the Russell 3000 Value benchmark. As in the prior calendar year, the fund’s underweighting to the bottom-performing financials sector was a positive, but this was more than offset by the fund’s lack of exposure to the top-performing energy sector and its significant overweighting to the hard-hit consumer discretionary sector. It is worth noting that energy and materials were the only sectors that achieved positive returns in the first half of 2008. Stock selection also contributed to the fund’s underperformance relative to its benchmark. Individual information technology stocks, in particular, added value relative to the benchmark’s returns for that sector. Detractors from performance on the stock-selection side came primarily from the fund’s materials and consumer staples stocks.

Leaders and laggards: For the six months ended June 30, the top ten contributors to the fund’s performance came from a variety of sectors, including consumer, information technology, health care, and industrials. The biggest contributor was digital entertainment company, DirecTV. The biggest detractor was Sprint Nextel, which cost the fund about one hundred basis points (one percentage point) in performance. Car maker General Motors and financial company Fortis also cost the fund nearly one percentage point each. As of June 30, 2008, six of the ten top-performing stocks and nine of the ten bottom-performing stocks remained in the portfolio.

See the table on page 24 for a list of the top and bottom contributors over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Value for the six-month period ended June 30, 2008 tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: There were several changes to the fund’s sector exposure during the first half of the year. The fund’s allocation to the consumer discretionary sector ended the June quarter at 31.9%—down 4.1% from year-end 2007—making it the portfolio’s largest sector exposure. Technology stocks—the second-largest sector allocation—ended the quarter up 2.6% to 16.7%. Financials were the third-largest allocation at 15.0%, but were down slightly from the end of last year. As of June 30, 2008 the fund was significantly overweighted to the consumer discretionary and technology sectors relative to the Russell 3000 Value benchmark. The fund remains heavily underweighted to energy (0% versus 17.4% for the benchmark), financials (15.0% vs. 25.5%), utilities (0% vs. 6.5%), and health care (4.0% vs. 10.4%).

22  The Masters' Select Funds Trust

The fund’s exposure to large-cap stocks decreased 12.7% during the first half, ending the period at 33.5%. The portfolio’s allocation to small-cap stocks fell slightly to 0.9%. Mid-cap and foreign stocks rose to 36.8% and 23.1%, respectively. The foreign weighting is near the fund’s all-time high. Cash ended the first half at 5.7%, up from 2.3% at the beginning of the year.

Please see page 25 for a breakout of the fund’s sector and market-cap exposures.

In Closing

Looking forward, we have no crystal ball with respect to when or at what level stock prices will bottom. What we do know is that stock prices are significantly lower than they were and that the fund’s stock pickers are increasingly enthusiastic about the prices they are paying for stocks given their analysis of long-term business prospects. In fact, several are expressing uncommonly high levels of conviction with respect to the specific stocks they own.

As always, we thank you for your confidence and remain strongly committed to the long-term success of each Masters’ Select fund.

[1]
The managers and their respective benchmarks are: Mike Embler & Peter Langerman: Russell 3000 Value Index, Mason Hawkins: Russell 3000 Value Index, Bill Miller: S&P 500 Index, Bill Nygren: Russell 3000 Value Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary  23

Masters’ Select Value Fund Leaders and Laggards

Masters’ Select Value Fund Contribution by Holding For the Six Months Ended June 30, 2008

Top Contributors		Bottom Contributors
Company	Contribution %	Company	Contribution %
DirecTV Group, Inc.	0.47%	Sprint Nextel Corp.	(1.07%)
LSI Corp.	0.24%	General Motors Corp.	(1.04%)
Comcast Corp.	0.14%	Fortis	(0.99%)
KT&G Corp.	0.09%	Federal Home Loan Mortgage Corp.	(0.92%)
Rhoen Klinikum AG	0.07%	Japan Tobacco, Inc.	(0.92%)
Western Union Co.	0.03%	Siemens AG	(0.89%)
Tyco International Ltd.	0.01%	Weyerhaeuser Co.	(0.79%)
UBS AG	0.00%	Merrill Lynch & Co., Inc.	(0.75%)
Armstrong World Industries, Inc.	0.00%	Google, Inc.	(0.72%)
Liberty Media Corp.	(0.01%)	Washington Mutual, Inc.	(0.70%)

24  The Masters' Select Funds Trust

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value
Bill Miller	Legg Mason Capital Management, Inc.	25%	All sizes but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks
Bill Nygren	Harris Associates L.P.	25%	Mostly large and mid-sized companies	Value
Michael Embler/ Peter Langerman	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $2.5 billion
Mid-Cap Domestic
Large-Cap Domestic > $18.3 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 3000 Value Index
Consumer Discretionary	31.9%	8.8%
Consumer Staples	8.1%	7.7%
Energy	0.0%	17.4%
Finance	15.0%	25.5%
Health Care & Pharmaceuticals	4.0%	10.4%
Industrial	5.0%	9.9%
Materials	6.6%	4.4%
Technology	16.7%	4.1%
Telecom	7.0%	5.4%
Utilities	0.0%	6.5%
Cash Equivalents & Other	5.7%	0.0%
	100.0%	100.0%

Fund Summary  25

Masters’ Select Value Fund Stock Highlights

LSI Logic - Michael Embler

LSI is a semiconductor company focused on the storage and networking markets. Its products facilitate the transmission and storage of digital data. Historically, LSI tried to be all things to all people with custom products targeting customers in the communications, consumer, networking, and storage markets. This strategy worked during the excesses of the late 90’s and early 2000 timeframe. However, as the cost of innovation climbed - in integrated circuits manufacturing development costs rise exponentially with each process technology advancement - and the market moved to using more application-specific standard products rather than custom chips, LSI struggled from an inability to cut non-discretionary expenses, including some operating expenses and capital expenditures, all while revenues and gross margins declined precipitously in the post-technology bubble era.

Under the leadership of its current CEO, Abhijit Talwalkar, formerly of Intel, LSI has targeted improving cash flow through a series of restructuring actions. These actions include outsourcing manufacturing and assembly, improving operational efficiency, and refocusing the product portfolio to better meet end market demand. The transformation at LSI culminated in the acquisition of Agere Systems, a competitor, in 2007. With this deal, LSI broadened both its product portfolio and customer base. Furthermore, operating margins continue to benefit from cost savings realized by leveraging research and development efforts across a much larger combined product portfolio.

We value the company at 8.5-9.5x our projected 2009 adjusted EBITDA, a discount to other fabless semiconductor companies. This valuation results in as much as 45% upside to the current share price and values the equity at an approximately 9% free cash flow yield, after adjusting the equity value for its interest in a semiconductor manufacturing joint-venture with Chartered Semiconductor, intellectual property royalty streams, and future tax savings resulting from a substantial net operating loss carryforward balance. Since 2007, LSI has retired 18% of its shares outstanding at levels well above the current share price. These buybacks were funded primarily with cash generated from operations.

While we continue to believe the shares offer reasonable downside protection through their discount valuation, a position in LSI is not without risk. Both the hard-disk drive (HDD) and HDD component supply industries are oligopolies; a loss of market share by one of LSI’s key customers would negatively impact results. In addition, the Company derives a significant amount of its profits from its legacy networking business. The inability to commercialize new products to replenish the existing networking product portfolio would adversely impact results. Lastly, LSI is not immune from the effects of a weakening economy and consequent slowdown in technology spending.

In summary, we like the risk-reward profile of LSI. Management should still be able to generate free cash flow and, hence, increase shareholder equity even in scenarios where revenues and margins remain flat or even decline amidst a very challenging demand environment. In our view, its clean balance sheet and significant net cash balance provide an extra buffer for the company. We remain confident that LSI’s board and management team are focused on and continue to focus on increasing shareholder value.

YUM! Brands, Inc. - Bill Nygren

YUM! Brands is one of the world’s leading fast food companies. Its brands—Taco Bell, KFC and Pizza Hut—are leaders in the non-hamburger categories. At first glance, YUM’s price of just over sixteen times expected 2009 earnings looks a little on the high side for a stock to be termed a bargain. Because it is selling at slightly higher than the average company’s price, YUM needs to have good growth simply to justify the current price.

Were YUM only a US story, it would be hard to argue that it should achieve superior growth. However, YUM is the leading restaurant company in China, with KFC China earnings accounting for over a quarter of total earnings. KFC has been adding restaurants in China at a mid-teens rate and existing unit volumes have also been growing. We expect KFC sales and earnings to continue growing in China at a 20% or higher pace. That alone would produce about 6% growth for total YUM earnings. Then adding on modest growth for the US and Europe should allow YUM to achieve a superior double-digit EPS growth rate.

But there are more potential positives for YUM—we like to call them “free options”—value creation opportunities that aren’t certain enough to include in our forecasts, but have a reasonable chance of happening, and best of all, we aren’t paying for them! YUM has started East Dawning, a new chain in China which is selling Chinese food. YUM management believes it has a shot at becoming “the McDonald’s of China.” Pizza Hut in India is at about the same point on the growth curve that KFC China was ten years ago. A KFC venture has moved into Russia and early numbers look promising. YUM has been a good holding for us largely because of what appeared to be free options, like China, becoming very valuable. We believe it is likely that with time more of these options will become valuable and will supplement the already strong growth that YUM is achieving in its established businesses.

General Electric - Bill Miller

General Electric is a diversified technology, media, and financial services company focused on solving some of the world’s toughest problems. GE is made up of six main businesses: Commercial Finance, Healthcare, Industrial, Infrastructure, Money and NBC Universal. GE is the only company listed in the Dow Jones Industrial Index today that was also included in the original index in 1896.

26  The Masters' Select Funds Trust

General Electric is one of only five AAA rated US industrial companies. The company trades at a discount to the market on almost every valuation metric yet offers a growth rate faster than the overall market. GE’s well diversified business mix is benefitting from strong growth outside the US as well as the company’s aggressive rebalancing of its portfolio of businesses to maximize the long term returns of the business.

GE is trading at close to a 10 year low and has underperformed the market and the industrial sector dramatically over the past decade. In the past 30 years, it has never had a period of more than three consecutive years of underperformance relative to the market, yet the stock is down over 25% since the beginning of this year, which would result in a fourth year of underperformance unless the relative returns improve from here. Despite the poor stock performance, GE has an earnings growth rate of over 10%, which is better than the market’s estimated growth rate of 6-8%, it has a dividend yield of over 4.5%, almost twice the yield on the S&P, it has a 5 yr dividend growth rate of over 10% and it has a return on equity 25% higher than the market - which is likely to head higher from here. GE currently has a p/e multiple 20% below the market which is equal to the largest discount it has had relative to the S&P in 20 years.

GE has underperformed in part because of the significant decline the financials have experienced over most of the past year. However, much like deposit-funded financials have an advantage over their wholesale-funded peers in today’s liquidity-starved environment, companies with extremely strong balance sheets like GE are at a competitive advantage. Over the past three quarters GE Real Estate has opportunistically acquired a total of $4 billion in European debt portfolios, including the recent $1 billion purchase from Credit Suisse. While other firms have had to raise capital, GE has been on the offensive and is well positioned to take advantage of future “fire sales” that should pay off handsomely down the road. Despite the difficult environment in the US and the slowing global economy, we expect GE to maintain its dividend growth rate of approximately 10% per year.

Finally, we are encouraged by the insider purchases at the company, led by the company’s CEO, Jeff Immelt, who has purchased more than 400,000 GE shares in the open market in less than a year.

We believe the fair value for the company is $45 per share, representing upside of over 65% from the current price.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 64 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  27

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares	Value

COMMON STOCKS: 94.3%
Consumer Discretionary: 31.9%
70,000	Amazon.com, Inc.*	$5,133,100
207,200	Discovery Holding Co. - Special Class A*	4,550,112
300,000	Eastman Kodak Co.	4,329,000
223,000	General Motors Corp.	2,564,500
136,000	Home Depot, Inc. (The)	3,185,120
431,000	Liberty Media Corp. - Entertainment*	10,443,130
489,500	Liberty Media Corp. - Interactive*	7,225,020
202,320	Limited Brands, Inc.	3,409,092
64,500	McDonald’s Corp.	3,626,190
347,110	News Corp.	5,220,534
242,000	Time Warner, Inc.	3,581,600
112,500	Viacom, Inc. - Class B*	3,435,750
333,627	Virgin Media, Inc.	4,540,664
224,000	Walt Disney Co. (The)	6,988,800
110,000	Yum! Brands, Inc.	3,859,900
		72,092,512
Consumer Staples: 8.1%
130,819	Imperial Tobacco Group Plc	4,872,483
1,650	Japan Tobacco, Inc.	7,038,798
74,422	KT&G Corp.	6,403,117
		18,314,398
Financials: 15.0%
857	Berkshire Hathaway, Inc. - Class B*	3,438,284
185,000	Capital One Financial Corp.	7,031,850
20,000	Fairfax Financial Holdings Ltd.	5,124,429
234,550	Federal Home Loan Mortgage Corp.	3,846,620
288,952	Fortis	4,627,476
108,852	Fortis - Strip VVPR*	1,714
130,000	JPMorgan Chase & Co.	4,460,300
100,000	Merrill Lynch & Co., Inc.	3,171,000
444,357	Washington Mutual, Inc.	2,190,680
		33,892,353
Health Care, Pharmaceuticals & Biotechnology: 4.0%
150,000	Bristol Myers Squibb Co.	3,079,500
187,620	Rhoen Klinikum AG	5,959,126
		9,038,626
Industrials: 5.0%
269	Armstrong World Industries, Inc.*	7,860
44,000	FedEx Corp.	3,466,760
50,000	General Electric Co.	1,334,500
58,800	Siemens AG	6,529,609
		11,338,729

Shares/ Principal Amount	Value
Materials: 6.6%
291,834	Cemex S.A. de C.V. - ADR	$7,208,300
176,120	Temple-Inland, Inc.	1,984,872
112,602	Weyerhaeuser Co.	5,758,466
		14,951,638
Technology: 16.7%
74	Comdisco Holding Co., Inc.*	707
3,650,000	Comdisco, Inc.*	0
517,000	Dell, Inc.*	11,311,960
15,000	Google, Inc. - Class A*	7,896,300
196,000	Intel Corp.	4,210,080
759,570	LSI Corp.*	4,663,760
159,000	Western Union Co. (The)	3,930,480
275,000	Yahoo!, Inc.*	5,681,500
		37,694,787
Telecommunication Services: 7.0%
2,783,708	Level 3 Communications, Inc.*	8,211,939
84,000	Telephone & Data Systems, Inc. - Special Shares	3,970,680
84,000	Telephone & Data Systems, Inc.	3,704,400
		15,887,019

TOTAL COMMON STOCKS (cost $219,530,755)		213,210,062

PREFERRED STOCK: 0.0%

Telecommunication Services
54	PTV, Inc.*	34

TOTAL PREFERRED STOCKS (cost $0)		34

SHORT-TERM INVESTMENTS: 5.7%
12,784,000	State Street Bank & Trust Co., 0.350%, 06/31/08, due 07/01/08 [collateral: $13,020,000, Fannie Mae, 5.057%, due 12/08/28, Federal Home Loan Bank, 3.500%, due 02/05/10, Federal Farm Credit Bank, 2.220%, due 02/04/10,value $12,784,000] (proceeds $12,784,124)	12,784,000

TOTAL SHORT-TERM INVESTMENTS (cost $12,784,000)		12,784,000

TOTAL INVESTMENTS IN SECURITIES (cost $232,314,755): 100.0%		225,994,096

Other Assets less Liabilities: 0.0%		4,916

Net Assets: 100.0%		$225,999,012

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

28  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund Review

The stock market decline that began in mid-2007 continued in the first half of 2008, turning into a full-fledged bear market. Small-cap stocks were not spared. The Russell 2000 Index was 19% below its peak on a price basis, suggesting the market decline may be past the early stage. Somewhat atypically, small-cap value stocks underperformed small-cap growth stocks during the overall market decline.

Masters’ Select Smaller Companies was not spared, though it did outperform its Russell 2000 benchmark in the first half of 2008. During that time the fund declined in value by 8.61% compared to a 9.37% loss for the Russell benchmark. Since its inception Smaller Companies has returned 9.12%, below the 10.29% return for the benchmark. The fund continues to be a Morningstar “Fund Analyst Pick.”1

Performance as of June 30, 2008

		Average Annual Total Returns
	Year to Date Return	One-Year	Three- Year	Five-Year/ Since Inception 6/30/2003
Masters’ Select Smaller Companies Fund	-8.61%	-17.88%	2.07%	9.12%
Russell 2000 Index	-9.37%	-16.19%	3.79%	10.29%
Lipper Small Cap Core Index	-7.05%	-13.51%	5.08%	11.07%

Past performance is no guarantee of future results. See page 4 for a detailed discussion of the risks and costs associated with investing in the Masters’ Select Smaller Companies Fund.

Portfolio Commentary

Performance of managers: For the first half of the year, two of the five Masters’ Select Smaller Companies sub-advisors outperformed their respective benchmarks. During the six months ended June 30, 2008 there was a wide dispersion of returns for the individual sub-advisors, ranging from a loss of 24.1% to a gain of 15.6%.

Over shorter time periods, it is typical for some, but not all, managers to beat their benchmarks. However, we are focused primarily on long-term performance and we aim to select sub-advisors who we believe will beat their benchmarks over longer time periods. Through June 30, 2008, all three sub-advisors who have been on the fund since its inception have achieved that goal by a significant margin. The teams from Copper Rock and Reed, Conner & Birdwell were added in July 2006 and June 2007, respectively, and replaced sub-advisors who had trailed their benchmarks.2

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this may provide some insight into the fund’s relative performance. Based on our attribution analysis, the fund’s overall sector exposure contributed to the fund’s outperformance relative to the Russell 2000 benchmark during the first half, while stock selection detracted from relative performance. Driving performance on the asset allocation front was the fund’s significant overweighting to the top-performing energy sector. The fund’s large underweighting to the poorly-performing financial sector also boosted performance relative to the Russell 2000 index. While the weightings to those sectors in general helped the fund’s relative performance, the individual financial and energy stocks selected by our sub-advisors did not keep pace with the Russell 2000 benchmark’s returns for those sectors. The fund’s technology stocks also detracted from relative performance on the stock selection side. The managers’ industrial and health care picks, in particular, added value relative to the benchmark’s returns for those sectors.

Leaders and laggards: Through June 30, the list of top ten contributors to the fund’s performance was dominated by energy and industrial companies. Four of the top five names were energy companies: Patterson-UTI Energy, W-H Energy Services, T-3 Energy Services, and Rosetta Resources. Four of the five sub-advisors owned at least one of the top-contributing energy stocks. Interestingly, Bill D’Alonzo of Freiss Associates, who did not own any of the energy stocks, owned all of the top-contributing industrial companies, including Genco Shipping & Trading, Hub Group, Chart Industries, and Aegean Marine Petroleum Network. It is typical for most, if not all, of the managers to appear on both the top and bottom contributors lists. For the six months ended June 30, 2008 four of the five sub-advisors were responsible for the top ten detractors from performance, the biggest of which was brokerage firm GFI Group. Other detractors included hotel media provider LodgeNet Interactive and several technology-related companies, including DealerTrack Holdings, Riverbed Technology, Magma Design, and Fair Isaac Corp. Nine of the ten top-performing stocks and four of the ten bottom-performing stocks remained in the portfolio at the end of the June quarter.

See the table on page 31 for a list of the biggest contributors and detractors to the fund’s performance over the past six months. It is important to understand that the fact a stock has lost (or made) money for Masters’ Select Smaller Companies for the past six months tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: There were some notable changes to the fund’s sector exposure during the first half of the year. The fund’s allocation to the energy sector ended the quarter at 21.2%—up 9.1% from year-end 2007—making it the portfolio’s largest sector exposure. Industrials and consumer discretionary were the fund’s second- and third-largest exposures at 18.9% and 14.8%, respectively. Technology stocks ended the June quarter at 13.6% of the fund (a decrease of 8.2% since 12/31/07), making it the fourth-largest sector allocation. Relative to the Russell 2000 benchmark, the fund was materially overweighted to the energy sector and significantly underweighted to financials and health care as of June 30, 2008.

Fund Summary  29

The fund’s exposure to micro-cap stocks fell slightly in the first six months to 26.6% of the portfolio. In total, small-cap stocks, including 5% in foreign companies, accounted for 66.7% of the portfolio, down 4% from year-end 2007. The cash position increased several percentage points, ending the June quarter at 10.1%. Mid-cap stock exposure rose slightly to 20.3%. The rest of the portfolio was comprised of large-cap stocks at 2.0%.

Please see page 32 for a breakout of the fund’s sector and market-cap exposures.

In Closing

Looking forward, we have no crystal ball with respect to when or at what level stock prices will bottom. What we do know is that stock prices are significantly lower than they were and that the fund’s stock pickers are increasingly enthusiastic about the prices they are paying for stocks given their analysis of long-term business prospects. In fact, several are expressing uncommonly high levels of conviction with respect to the specific stocks they own. However, one sub-advisor, Bob Rodriguez, continues to be concerned about continued negative fallout from the unwinding of the housing and credit bubbles.

As always, we thank you for your confidence and remain strongly committed to the long-term success of each Masters’ Select fund.

[1]
Masters’ Select Smaller Companies continues to be included as a Fund Analyst Pick in the Small Growth Category by Morningstar, the fund rating firm. According to Morningstar, “The overwhelming majority of the picks offer a combination of strong track records, reasonable volatility, compelling strategies, great managers, and low expenses, either on an absolute basis or at least relative to their categories.”Morningstar updated their opinion of the fund in April in a report titled “Its first five years have been disappointing, but Masters’ Select Smaller Companies deserves investors’ patience.”

[2]
The managers and their benchmarks are: Jeff Bronchik: Russell 2000 Value Index, Bill D’Alonzo: Russell 2000 Growth Index, Mike Malouf and Tucker Walsh: Russell 2000 Growth Index, Bob Rodriguez: Russell 2000 Value Index, Dick Weiss: Russell 2000 Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

30  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund Leaders and Laggards

Masters’ Select Smaller Companies Fund Contribution by Holding For the Six Months Ended June 30, 2008

Top Contributors		Bottom Contributors
Company	Contribution %	Company	Contribution %
Patterson-UTI Energy, Inc.	1.36%	GFi Group, Inc.	(1.87%)
W-H Energy Services, Inc.	1.04%	Lodgenet Entertainment Corp.	(1.73%)
T-3 Energy Services, Inc.	0.94%	DealerTrack Holdings, Inc.	(1.39%)
Jo-Ann Stores, Inc.	0.81%	BE Aerospace, Inc.	(0.95%)
Rosetta Resources, Inc.	0.77%	Riverbed Technology, Inc.	(0.95%)
Genco Shipping & Trading Ltd.	0.72%	Magma Design Automation, Inc.	(0.93%)
HUB Group, Inc.	0.66%	Fair Isaac Corp.	(0.79%)
Ariba, Inc.	0.61%	American Axle & Manufacturing, Inc.	(0.75%)
Chart Industries, Inc.	0.58%	Chimera Investment Corp.	(0.66%)
Aegean Marine Petroleum Network, Inc.	0.56%	eHealth, Inc.	(0.66%)

Fund Summary  31

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Bill D’Alonzo and Team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth
Jeff Bronchick/ Tom Kerr	Reed Conner & Birdwell, LLC	20%	Small and mid-sized companies	Value
Michael Malouf/ Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth
Robert Rodriguez	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value
Richard Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

By Asset Class

Market Capitalization:
Micro-Cap < $711 million
Small-Cap $711 million - $2.5 billion
Small/Mid-Cap $2.5 billion - $7 billion
Mid-Cap $7 billion - $18.3 billion
Large-Cap $18.3 billion - $50 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	Russell 2000 Index
Consumer Discretionary	14.8%	12.3%
Consumer Staples	3.2%	3.2%
Energy	21.2%	9.3%
Finance	8.0%	18.3%
Health Care & Pharmaceuticals	7.6%	13.4%
Industrials	18.9%	16.6%
Materials	1.5%	4.6%
Technology	13.6%	17.5%
Telecom	1.0%	1.3%
Utilities	0.0%	3.5%
Cash Equivalents & Other	10.1%	0.0%
	100.0%	100.0%

32  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund Stock Highlights

Annaly Capital and Chimera Investment - Jeffrey Bronchick/Thomas Kerr

Annaly Capital Management and its sister mortgage company, Chimera Investment Corp, struggled in the first half of 2008 as investors remained preoccupied with mortgage and finance issues, both real and imagined. Annaly invests solely in agency paper, which has a majority share of the mortgage market. It is our strong belief that agency paper remains a credit insensitive asset given the GSEs involvement in every plan drafted by Congress to “do something” about the housing crisis. Further dilution to Fannie Mae and Freddie Mac shareholders due to public or private capital injections seems very likely, yet more capital will assist in improving investors’ perception of the agencies’ credit-worthiness, a benefit to agency paper. Chimera is a mortgage REIT that was floated last November (about 6 months too early) to invest in more “credit” oriented mortgages. If there is one asset class in the world that a long-term, cash financed value investor should be exploring, high-quality non-agency mortgages are likely to be near the top of the list. Chimera has an excellent credit pedigree and an incredible opportunity to buy assets from forced sellers, but is patiently waiting to raise capital at reasonable levels. The stock trades at material discount to book value, management has committed to and does not need to, sell equity below book value of $11.50. There is both double digit yield and capital appreciation on top of that. Both Annaly and Chimera expect to generate double digit yields for the foreseeable future, with an additional uptick in valuation when, not if, the financial world settles down.

Avnet Inc. - Robert Rodriguez

This report on Avnet Inc. (AVT) is an update to what we wrote at the end of 2004. Since then, we nearly doubled the position for Masters’ Select at an average price of $20.30 between the years 2005 and 2006. In the first half of 2007, AVT rose substantially and we reduced the position at an average price of $36.75. Currently, AVT is trading in the mid-$20s, which we believe is approaching an attractive valuation to increase the position size.

To refresh your memories, Avnet is the largest global distributor of electronic components and the largest global supplier of mid-range computer systems. Through Avnet’s 275 worldwide locations in 70 countries, it has more than 300 vendor relationships and in excess of 100,000 customers. It is a key link in the supply chain for electronic components and services. The two largest U.S. electronic distributors that are nearly equal in size, Avnet and Arrow Electronics, control more than 50% of the U.S. market and are greater than twice the size of their nearest competitor. They are also the two largest distributors in Asia, the world’s fastest-growing region.

We are attracted to this company for several reasons. Avnet provides a diversified way of participating in the growth of technology and its use. We do not have to bet on any one particular technology to be successful other than being convinced that Avnet will remain a critical part of the supply/production technology chain.

At the end of 2004, AVT was trading at roughly $18.00 when we mentioned that we believed the company’s operating margin could improve from nearly 3% to 4% or more, and that earnings per share might achieve $2.00 or greater by 2006. Avnet did achieve the results we expected, and in fiscal year 2007 (June year-end) the company’s EPS was $2.65 and operating margin was approximately 4.4%. Thus, AVT’s stock price more than doubled from the date of our prior report on the company, achieving the upside potential we suggested at that time.

Over the last few years, Avnet has also generated substantial free cash flow for shareholders, $1.2 billion since 2004. Most of this free cash flow has been used to improve the balance sheet by reducing net debt and acquiring other distributors to enhance the company’s competitive position. For example, since 2004, Avnet’s net debt has declined from 35% of total capital to roughly 15% currently. In addition, AVT has acquired several businesses over the last two years, including three in Europe that increased the company’s European enterprise distribution by 70%.

Over the last several years, Avnet has improved its competitive position, improved its balance sheet, and generated substantial free cash flow for shareholders. We would not be surprised to see the company produce $300 million or more of free cash flow annually over the next three years. Should AVT be successful in achieving these targets, we believe it is possible for the stock to once again provide a meaningful return for shareholders.

T-3 Energy Services, Inc. - Michael Malouf/Tucker Walsh

The dramatic rise in the price of oil coupled with demand for the commodity has created an exciting investment environment for energy sector stocks. T-3 Energy Services (TTES) which manufactures equipment used in drilling and piping oil and gas is one of the companies benefiting from this energy cycle.

The fundamentals for this company which specializes in manufacturing Blow Out Preventers (BOP) for offshore oil drilling rigs are very attractive given the current environment. First, drilling activity for both oil and natural gas is very strong internationally and in the US and the long term fundamentals for the exploration of oil have a good outlook, particularly with the high price of the commodity. Within the US and Canada, drilling activity for natural gas remains high and should present further opportunities for T-3. In March of 2008, the company had 21 manufacturing facilities located throughout North America.

Second, over the last several years, the oil rig equipment and infrastructure market has seen explosive demand, growing by over 27% annually.1 T-3 has become a leading supplier of both new and remanufactured blow out preventers and is leveraging their expertise in this area to penetrate the larger wellhead market, which should help top line growth nicely. In the distance, there is also opportunity for the company to expand in the highly profitable, deepwater segment using T-3’s proprietary technology. As the company expands its product offering, it will further expand its manufacturing capacity and global customer reach.

Copper Rock foresees a good earnings story for T-3 in the near future, certainly as oil and gas prices stay in a rising pattern. Our year over year growth estimates are well above our 20% growth rate target and our analysis shows significant upside in our valuation model. In addition, the company has historically grown via acquisitions and remains focused on consolidating those tertiary markets to maintain its leadership position.

Fund Summary  33

At the same time, though, there are several risks facing T-3 that it will need to consider to stay the course: volatility in the price of oil, successful integrations of recent acquisitions, and global expansion. In addition, T-3’s success could make the company a likely target for acquisition as consolidation in the industry moves downstream.

BJ’s Wholesale Club Inc. - Bill D’Alonzo

At a time when most retailers provide guidance that confirms slowing economic growth, BJ’s sees promise in its earnings outlook thanks to bargain-minded consumers looking to consolidate shopping trips.

NYSE-listed BJ’s Wholesale Club Inc. is the third-largest domestic warehouse club operator. The company operates 178 stores in the eastern U.S. that sell discounted branded and private-label products in a wide range of merchandise categories. About 60 percent of its stores also operate gas stations. BJ’s differentiates itself from large competitors Sam’s Club and Costco by focusing on retail customers through a broader selection of consumable goods and multiple package sizes.

April-quarter earnings grew 45 percent, marking its third consecutive quarter ahead of expectations. Comparable-store sales increased nearly 10 percent, boosted by increases in sales of high-margin perishable foods and volumes of less profitable gasoline sales. Discounted gas prices for club members helped store traffic reach three-year highs.

Changes in management have been accompanied by a renewed emphasis on membership growth and merchandising. The company’s member acquisition program has surpassed expectations in both trial memberships and conversions to paid memberships. In merchandise, BJ’s has increased the quantity and quality of its high-margin perishables and continued to scrutinize its product and brand mix for profitability.

The Friess Associates team spoke with Chief Operating Officer Laura Sen about the company’s ability to capitalize on higher food costs and take market share from traditional grocers with BJ’s purchasing leverage. Roughly 75 percent of sales in foods and consumable items at BJ’s are also found in supermarket aisles at considerably higher price points.

The Friess Associates team bought BJ’s at 16 times earnings estimates for the fiscal year ending January 2009. Wall Street predicts 30 percent earnings growth in the upcoming July quarter.

Mine Safety Appliances - Dick Weiss

Mine Safety Appliances (MSA) develops, manufactures, and supplies health and safety products for workers in the Fire Service, Homeland Security, Construction, and other industries. It offers respiratory protection products, including self contained breathing apparatus, air-purifying respirators, gas masks, and escape hoods; and portable and permanent gas detection instruments, such as single- and multi-gas hand-held detectors, multi-point permanently installed gas detection systems, and flame detectors and open-path infrared gas detectors.

A key area of focus for MSA is self contained breathing apparatus which represent about 15% of revenues. We anticipate good growth from this operation because new federal safety standards implemented recently should drive a replacement cycle. The last time a new standard was implemented MSA saw their firefighter sales nearly double over the course of two years. Importantly, the cost of the new equipment is partially offset by federal grants, which should help limit the strain on municipalities’ budgets suffering from the slow down in the economy.

MSA has also undertaken a strategy to improve operating margins from the 2007 level of 11% to 17% in 2012. The margin improvement is being driven by 3 main strategies instituted by a new CEO appointed in June of 2007. 1) Project Magellan: MSA is looking to optimize their manufacturing base by moving to low cost countries, closing facilities to increase utilization and workforce reductions. They are also using global sourcing and implementing Six Sigma. 2) Research and Development: MSA believes that through R&D they can reduce the cost of next generation products while at the same time maintaining the same selling price as the previous product which leads to a more profitable product than the previous generation. 3) Sales growth leverage: as revenues grow, MSA benefits from their costs not growing as fast which improves their margin. A risk faced by investors in this stock is that revenue growth is likely to slow from the 11% (ex currency) rate of recent years to around 8-9% going forward. This factor heightens the importance of expanding margins.

Mine Safety’s stock has not appreciated much over the last two years given the weakness in the firefighter segment as purchases were deferred pending the new federal standard. This represents opportunity as Mine Safety is a well managed company selling at a reasonable P/E and near the low end of its historical levels. With new management focused on improving margins and a new product cycle likely to sustain sales in a slowing economy, we believe the risk/reward is favorable at 14x ’09 EPS.

[1]	Raymond James & Associates Equity Research “T3 Energy Services: Small-Cap Oilfield Service Name with Excellent Foundation for Growth”. June 2, 2008.

See page 64 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

34  The Masters' Select Funds Trust

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 89.9%
Consumer Discretionary: 14.8%
454,400	Charming Shoppes, Inc.*	$2,085,696
299,500	Circuit City Stores, Inc.	865,555
15,000	Deckers Outdoor Corp.*	2,088,000
983,000	dELiA*s, Inc.*	1,975,830
222,092	Dolan Media Co.*	4,042,074
233,300	Foot Locker, Inc.	2,904,585
105,000	Goodyear Tire & Rubber Co.*	1,872,150
161,500	Jo-Ann Stores, Inc.*	3,719,345
430,000	Lodgenet Entertainment Corp.*	2,111,300
50,000	Scientific Games Corp.*	1,481,000
1,323,900	Signet Group PLC	1,311,155
500,000	Triarc Cos, Inc.	3,165,000
220,000	Valassis Communications, Inc.*	2,754,400
		30,376,090
Consumer Staples: 3.2%
48,000	BJ’s Wholesale Club, Inc.*	1,857,600
730,000	Central Garden and Pet Co.*	2,993,000
35,000	Ralcorp Holdings, Inc.*	1,730,400
		6,581,000
Energy: 21.2%
13,700	Atwood Oceanics, Inc.*	1,703,458
450,000	Edge Petroleum Corp.*	2,425,500
60,000	Hercules Offshore, Inc.*	2,281,200
61,500	Hornbeck Offshore Services, Inc.*	3,475,365
46,000	National Oilwell Varco, Inc.*	4,081,120
90,000	Parallel Petroleum Corp.*	1,811,700
250,000	Parker Drilling Co.*	2,502,500
148,300	Patterson-UTI Energy, Inc.	5,344,732
179,900	Rosetta Resources, Inc.*	5,127,150
93,300	Rowan Companies, Inc.	4,361,775
40,000	T-3 Energy Services, Inc.*	3,178,800
42,000	W-H Energy Services, Inc.*	4,021,080
75,000	Willbros Group, Inc.*	3,285,750
		43,600,130
Financials: 8.0%
14,280	Alleghany Corp.*	4,741,674
110,000	Annaly Capital Management, Inc.	1,706,100
238,300	CapitalSource, Inc.	2,640,364
160,000	Chimera Investment Corp.	1,441,600
300,000	Conseco, Inc.*	2,976,000
28,800	Mercury General Corp.	1,345,536
247,000	MGIC Investment Corp.	1,509,170
		16,360,444

Health Care: 7.6%
35,691	Alexion Pharmaceuticals, Inc.*	2,587,598
55,500	Analogic Corp.	3,500,385
215,668	Conceptus, Inc.*	3,987,701
45,000	Psychiatric Solutions, Inc.*	1,702,800
75,000	Resmed, Inc.*	2,680,500
86,800	Sun Healthcare Group, Inc.*	1,162,252
		15,621,236
Industrials: 19.0%
141,425	Aegean Marine Petroleum Network, Inc.	5,754,583
108,000	Albany International Corp.	3,132,000
67,200	Genco Shipping & Trading Ltd.	4,381,440
115,000	HNI Corp.	2,030,900
137,400	HUB Group, Inc.*	4,689,462
168,000	Interline Brands, Inc.*	2,676,240
67,000	Mine Safety Appliances Co.	2,679,330
63,300	Northwest Pipe Co.*	3,532,140
105,000	Stanley, Inc.*	3,519,600
70,000	Titan International, Inc.	2,493,400
114,900	Trinity Industries, Inc.	3,985,881
		38,874,976
Information Technology: 13.6%
359,710	Anadigics, Inc.*	3,543,144
200,000	Ariba, Inc.*	2,942,000
96,800	Avnet, Inc.*	2,640,704
131,500	Cavium Networks, Inc.*	2,761,500
130,000	Commvault Systems, Inc.*	2,163,200
262,262	Double-Take Software, Inc.*	3,603,480
925,000	Extreme Networks, Inc.*	2,627,000
150,000	Fair Isaac Corp.	3,115,500
43,600	IPG Photonics Corp.*	820,116
465,000	Magma Design Automation, Inc.*	2,822,550
25,000	Synaptics, Inc.*	943,250
		27,982,443
Materials: 1.5%
411,625	Novamerican Steel, Inc.*	1,201,945
200,000	Spartech Corp.	1,886,000
		3,087,945
Telecommunications: 1.0%
127,900	Syniverse Holdings, Inc.*	2,071,980
TOTAL COMMON STOCKS (cost $193,901,498)		184,556,245

Schedule of Investments  35

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 10.5%
21,468,000	State Street Bank & Trust Co., 2.500%, 12/31/07, due 01/02/08 [collateral: $21,665,000, Federal Farm Credit Bank, 2.220%, due 02/04/10, Federal Home Loan Bank, 3.500%, due 02/05/10, value $21,468,000] (proceeds $21,468,209)	$21,468,000

TOTAL SHORT-TERM INVESTMENTS (cost $21,468,000)		21,468,000

TOTAL INVESTMENTS IN SECURITIES (cost $215,369,498): 100.4%		206,024,245

Liabilities in Excess of Other Assets: (0.4%)		(690,031)

Net Assets: 100%		$205,334,214

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

36  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund Review

The stock market decline that began in mid-2007 continued in the first half of 2008, turning into a full-fledged bear market. As of June 30 the S&P 500 was 19% below its peak on a price basis, suggesting that the market decline is not in its early stage. No equity sub-asset class avoided the decline as indexes tracking large-caps, small-caps, growth, value, developed foreign markets and emerging markets all suffered meaningful declines. At a sector level, only energy stocks delivered a positive return (materials stocks broke even) and all other sectors were in the red. Financials were the worst-performing sector, declining 30%.

During the first half of 2008, Masters’ Select Focused Opportunities was not immune to the market decline. For the six months the Fund declined by 15.1%. Its S&P 500 benchmark was off 11.9%.

Performance as of June 30, 2008

	Average Annual Total Returns
	Year to Date Return	One-Year	Since Inception 6/30/2006
Masters' Select Focused Opportunities Fund	-15.07%	-15.48%	0.41%
S&P 500 Index	-11.91%	-13.12%	2.35%

Past Performance does not guarantee future results.

Please see page 4 for detailed information regarding the risks and costs associated with investing in the Masters’ Select Focused Opportunities Fund.

Performance of managers: For the first half of 2008, both of the sub-advisors that have been with the fund since its inception trailed their respective benchmarks. The individual manager returns for the period were losses of 14.3% and 21.5%. (The third sub-advisor, Sands Capital Management, did not have a six-month track record, as they replaced TCW Investment Management after the first quarter.) Over shorter time periods, we do not expect every manager to outperform his benchmark, but long-term outperformance is our (and their) long-run goal.1

Sector and stock-picking impact: Given its highly concentrated portfolio, the long-term success of Masters’ Select Focused Opportunities will require skilled stock picking from its sub-advisors to an even greater degree than for the other Masters’ Select funds. Therefore, in our performance discussions we usually focus on the value added or detracted at the individual stock level rather than on performance attribution based on sector exposures relative to the benchmark.

That said, the fund’s asset allocation largely drove the fund’s performance for the six months ended June 30. Specifically, the portfolio’s large overweighting to the poorly-performing financial sector was the primary driver of the fund’s underperformance relative to the S&P 500 Index. Insurance company American International Group (AIG) and American Express, the credit services company, were the biggest detractors from performance, costing the fund nearly 2.5 percentage points each. International financial services provider Fortis also cost the fund two percentage points during the period. On the positive side, the top three contributors to performance were energy stocks — National Oilwell Varco, Canadian Natural Resources, and EOG Resources — each of which added approximately one to two percentage points to the fund’s performance in the first half. Two of the fund’s three managers were represented among these top names and two were responsible for the bottom three names. All of the top and bottom three contributors to performance remained in the portfolio as of June 30.

See the table on page 39 for the portfolio leaders and laggards over the past six months. It is important to understand that the fact that a stock has lost (or made) money for Masters’ Select Focused Opportunities for the past six months tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assess the ultimate success of these stock holdings.

Portfolio mix: The biggest change in the fund’s sector weightings during the first half of the year was in energy, which increased to 19.8% of the portfolio, making it the fund’s second largest sector allocation behind financials, which ended the period essentially unchanged at 26.4% of the portfolio. The fund’s technology exposure decreased to 14.0%, making it the third largest sector allocation, while consumer discretionary increased to 12.4%.

As we would expect, many of the fund’s sector allocations differ significantly from the S&P 500 sector weightings. The fund remains over-allocated to the financial sector at 26% of assets versus 14% for the index. The fund is also overweighted to the consumer discretionary (12% versus 8%) and energy (20% versus 16%) sectors. The fund continues to be significantly underweighted to consumer staples (4% versus 11%), industrials (5% versus 11%), and health care (6% versus 12%). At the end of the June quarter, foreign-domiciled stocks accounted for 29% of the portfolio. Large-cap domestic stocks comprised 44% of the portfolio and mid-caps 23%. The fund’s cash position decreased, ending the June quarter at 4.8%. The portfolio held 21 stocks as of June 30, 2008.

Please see page 40 for a breakout of the fund’s sector and market-cap exposures.

Fund Summary  37

In Closing

Looking forward, we have no crystal ball with respect to when or at what level stock prices will bottom. What we do know is that stock prices are significantly lower than they were and that the fund’s stock pickers are increasingly enthusiastic about the prices they are paying for stocks given their analysis of long-term business prospects.

As always, we thank you for your confidence and remain strongly committed to the long-term success of each Masters’ Select fund.

[1]
The managers and their respective benchmarks are: Chris Davis and Ken Feinberg: S&P 500 Index; Mike Embler and Peter Langerman: Russell 3000 Value Index, Frank Sands Jr. and Michael Sramek: Russell 1000 Growth Index.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

38  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund Leaders and Laggards

Masters’ Select Focused Opportunities Fund Contribution by Holding For the Six Months Ended June 30, 2008

Top Contributors		Bottom Contributors
Company	Contribution %	Company	Contribution %
National Oilwell Varco, Inc.	2.01%	American International Group , Inc.	(2.56%)
Canadian Natural Resources Ltd.	1.77%	American Express Co.	(2.47%)
EOG Resources, Inc.	0.92%	Fortis	(2.09%)
QUALCOMM, Inc.	0.25%	Las Vegas Sands Corp.	(1.83%)
The Progressive Corp.	0.01%	Weyerhaeuser Co.	(1.37%)

Fund Summary  39

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price
Michael Embler/ Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value
Frank Sands, Jr./ Michael Sramek	Sands Capital Management, LLC	33.33%	All sizes, but mostly large and mid-sized companies	Growth

Portfolio Composition*

By Asset Class

Market Capitalization:
Small-Cap Domestic < $2.5 billion
Mid-Cap Domestic $2.5 - $18.3 billion
Large-Cap Domestic > $18.3 billion
* Totals may not add up to 100% due to rounding.

By Sector

	Sector Allocation
	Fund	S&P 500 Index
Consumer Discretionary	12.4%	8.1%
Consumer Staples	3.6%	10.8%
Energy	19.8%	16.2%
Finance	26.5%	14.3%
Health Care & Pharmaceuticals	5.8%	11.9%
Industrials	4.8%	11.1%
Materials	3.6%	3.8%
Technology	14.0%	16.4%
Telecom	0.0%	3.3%
Utilities	4.7%	4.0%
Cash Equivalents & Other	4.8%	0.0%
	100.0%	100.0%

40  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

National Oilwell Varco - Frank Sands, Jr. and Michael Sramek

National Oilwell Varco is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on pages 9 and 10.

LSI Logic - Michael Embler

LSI Logic is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 26.

Canadian Natural Resources - Christopher Davis and Kenneth Feinberg

Canadian Natural Resources (CNQ) is an oil and gas exploration and production company headquartered in Calgary, Canada. The company is one of the larger E&P companies in North America with a market capitalization of $40 billion. The management team has been together for two decades and over that timeframe has proven to be one of the best in the business. They have been able to find and develop oil and gas reserves in a very disciplined, efficient and low cost manner while creating enormous value for shareholders. Importantly, these managers eat their own cooking, as the top four executives own over $2 billion in CNQ stock which is one of the largest insider ownership stakes in the E&P industry.

Today 68% of CNQ’s production is oil and natural gas liquids and 32% of production is natural gas. In 2007 daily production averaged 609,000 barrels, up 5% versus the prior year. CNQ has some terrifically valuable world class assets in Canada as well as offshore Africa. Importantly, CNQ already has the assets in place to grow production by meaningful amounts over the next few years.

Their most valuable asset is the oil sands play called Horizon near Fort McMurray, Canada. The first phase of Horizon is scheduled to be producing in the third quarter of 2008 and contribute 110,000 barrels of oil equivalent (boe)/day of light sweet crude oil at full production. Despite costing over $9 billion to complete, (significantly above the original budget of $6.8 billion), the economic returns on this investment in the current high priced commodity market are excellent. Phases two and three are also being planned over the next five years and production is expected to approach 450,000 boe/day when phase three has been completed. Drilling on the Horizon fields indicates there are 16 billion barrels of raw bitumen crude oil in place with 6 billion barrels of recoverable reserves using existing technologies. Once phase three is up and running CNQ expects to produce these 450,000 boe/day and maintain this peak output for over 40 years.

CNQ management is also extremely excited about their opportunity to increase their heavy oil production by an incremental 325,000 boe/day over the next few years. So between just the heavy oil and the Horizon oil sands plays, there is a great opportunity to materially grow production.

Despite having superior growth characteristics, the valuation for CNQ happens to be at a very large discount to its peer group based on the enterprise value to proved reserves. CNQ trades at an enterprise value/boe of only $10, or approximately a 40% discount to other large E&P companies.

In 2008, the world’s production of approximately 87 million barrels of crude oil each day is just 1% greater than demand. We expect that over time the worldwide demand for oil and gas will grow a bit faster than the supply, thereby keeping commodity prices relatively high. If this scenario occurs, then Canadian natural should prove to be a very rewarding investment for many years to come.

Fund Summary  41

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at June 30, 2008 (Unaudited)

Shares		Value
COMMON STOCKS: 95.2%
Consumer Discretionary: 12.4%
65,000	Amazon.com, Inc.*	$4,766,450
50,000	Las Vegas Sands Corp.*	2,372,000
122,500	News Corp.	1,842,400
304,759	Virgin Media, Inc.	4,147,770
		13,128,620
Consumer Staples: 3.6%
891	Japan Tobacco, Inc.	3,800,951
Energy: 19.8%
81,000	Canadian Natural Resources Ltd.	8,120,250
24,300	EOG Resources, Inc.	3,188,160
109,000	National Oilwell Varco, Inc.*	9,670,480
		20,978,890
Financials: 26.5%
265,000	American Express Co.	9,982,550
99,300	American International Group, Inc.	2,627,478
112,189	Bank of New York Mellon Corp.	4,244,110
251,384	Fortis	4,025,836
69,264	Fortis - Strip VVPR*	1,091
31,000	IntercontinentalExchange, Inc.*	3,534,000
103,600	JPMorgan Chase & Co.	3,554,516
		27,969,581
Health Care: 5.8%
118,000	Allergan, Inc.	6,141,900
Industrials: 4.8%
46,020	Siemens AG	5,110,419
Materials: 3.6%
74,835	Weyerhaeuser Co.	3,827,062
Technology: 14.0%
12,000	Google, Inc.*	6,317,040
581,118	LSI Corp.*	3,568,064
72,000	Salesforce.com, Inc.*	4,912,560
		14,797,664
Utilities: 4.7%
39,351	RWE AG	4,971,531
TOTAL COMMON STOCKS (cost $113,799,932)		100,726,618

Principal Amount		Value
SHORT-TERM INVESTMENTS: 4.2%
4,459,000	State Street Bank & Trust Co., 2.130%, 06/30/08, due 07/01/08 [collateral: $5,795,000, Federal Home Loan Bank, 3.500%, due 02/05/10, Fannie Mae, 5.057%, due 12/08/28, Fannie Mae, 3.878%, due 07/01/34, value $4,459,000] (proceeds $4,459,073)	$4,459,000

TOTAL SHORT-TERM INVESTMENTS (cost $4,459,000)		4,459,000

TOTAL INVESTMENTS IN SECURITIES (cost $118,258,932): 99.4%		105,185,618

Other Assets less Liabilities: 0.6%		584,301

Net Assets: 100%		$105,769,919

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

42  The Masters' Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2008 to June 30, 2008.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/08)	Ending Account Value (06/30/08)	Expenses Paid During Period* (01/01/08 to 06/30/08)	Expense Ratio During Period* (01/01/08 to 06/30/08)
Masters’ Select Equity Fund Actual	$1,000.00	$906.40	$5.78	1.22%

Masters’ Select Equity Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.12	1.22%
Masters’ Select International Fund Actual	$1,000.00	$876.90	$4.90	1.05%

Masters’ Select International Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.27	1.05%
Masters’ Select Value Fund Actual	$1,000.00	$913.90	$5.90	1.24%

Masters’ Select Value Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22	1.24%
Masters’ Select Smaller Companies Fund Actual	$1,000.00	$815.10	$6.18	1.37%

Masters’ Select Smaller Companies Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.87	1.37%
Masters’ Select Focused Opportunities Fund Actual	$1,000.00	$849.30	$5.70	1.24%

Masters’ Select Focused Opportunities Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22	1.24%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (182), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).

Expense Examples  43

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2008 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$501,132,929	$1,605,047,621	$219,530,755	$193,901,498	$113,799,932
Repurchase agreements at cost	23,433,000	182,990,000	12,784,000	21,468,000	4,459,000
Total investments at cost	$524,565,929	$1,788,037,621	$232,314,755	$215,369,498	$118,258,932
Investments in securities at value	$566,515,137	$1,636,960,143	$213,210,096	$184,556,245	$100,726,618
Repurchase agreements at value	23,433,000	182,990,000	12,784,000	21,468,000	4,459,000
Total investments at value	589,948,137	1,819,950,143	225,994,096	206,024,245	105,185,618
Cash	5,740	19,677	1,255	2,783	2,217
Cash, denominated in foreign currency (cost of $—, $5,844,791, $101,437, $— and $64, respectively)	—	5,862,965	103,010	—	64
Receivables:
Securities sold	4,502,213	41,757,493	1,455,843	5,855,627	—
Dividends and interest	277,838	2,133,285	141,335	195,344	8,034
Fund shares sold	397,290	5,054,646	119,199	134,449	806,852
Foreign tax reclaim	—	1,180,029	15,213	—	16,612
Unrealized gain on forward exchange contracts	—	826,224	745,494	—	253,770
Prepaid expenses	15,262	76,181	23,604	20,640	18,442
Total assets	595,146,480	1,876,860,643	228,599,049	212,233,088	106,291,609

LIABILITIES
Payables:
Advisory fees	561,185	1,387,736	219,929	202,623	94,716
Securities purchased	4,488,065	66,165,717	1,449,660	6,438,465	—
Fund shares redeemed	719,156	2,028,488	390,749	150,549	61,121
Foreign taxes withheld	1,350	87,588	—	—	1,194
Unrealized loss on forward exchange contracts	—	4,130,216	442,039	—	306,500
Accrued other expenses	144,319	421,202	97,660	107,237	58,159
Total liabilities	5,914,075	74,220,947	2,600,037	6,898,874	521,690
NET ASSETS	$589,232,405	$1,802,639,696	$225,999,012	$205,334,214	$105,769,919
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	42,866,161	110,072,228	18,372,504	16,820,118	10,846,046
Net asset value, offering and redemption price per share	$13.75	$16.38	$12.30	$12.21	$9.75

COMPONENTS OF NET ASSETS
Paid in capital	$482,526,168	$1,770,558,546	$222,597,620	$220,751,344	$115,629,528
Undistributed net investment income (loss)	22,193	3,629,799	582,715	(109,141)	122,918
Accumulated net realized gain (loss) on investments	41,301,836	(277,218)	8,832,484	(5,962,736)	3,143,200
Net unrealized appreciation (depreciation) on:
Investments	65,382,208	31,912,522	(6,320,659)	(9,345,253)	(13,073,314)
Foreign currency	—	(3,183,953)	306,852	—	(52,413)
Net assets	$589,232,405	$1,802,639,696	$225,999,012	$205,334,214	$105,769,919

The accompanying notes are an integral part of these financial statements.

44  The Masters' Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Six Months Ended June 30, 2008 - (Unaudited)

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $52,832, $2,984,727, $135,965, $0 and $97,038 respectively)	$3,753,938	$30,680,427	$2,636,700	$1,274,039	$1,017,850
Interest	109,249	619,842	40,862	97,429	52,178
Total income	3,863,187	31,300,269	2,677,562	1,371,468	1,070,028
Expenses
Advisory fees	3,468,633	9,994,804	1,528,199	1,236,042	617,833
Administration fees	59,976	182,543	26,424	20,822	10,683
Custody fees	32,800	653,903	29,001	19,967	16,875
Transfer agent fees	120,125	220,070	48,190	71,594	4,995
Chief compliance officer fees	5,371	5,371	5,371	5,371	5,371
Fund accounting fees	37,390	41,634	32,677	35,453	27,491
Professional fees	36,560	53,326	28,517	27,482	23,206
Trustee fees	29,415	54,876	24,045	22,707	19,591
Registration expense	11,010	18,710	12,427	10,253	10,200
Insurance expense	9,687	41,021	6,308	4,856	1,195
Reports to shareholders	36,789	73,015	17,919	26,465	3,173
Miscellaneous	15,305	39,239	7,374	5,814	549
Total expenses	3,863,061	11,378,512	1,766,452	1,486,826	741,162
Less: fees waived	(20,447)	(1,434,861)	(37,075)	(5,855)	(44,933)
Less: expenses paid indirectly	(1,620)	(10,103)	(78)	(362)	(300)
Net expenses	3,840,994	9,933,548	1,729,299	1,480,609	695,929
Net investment income (loss)	22,193	21,366,721	948,263	(109,141)	374,099
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	23,545,447	(35,169,138)	3,381,617	(11,535,935)	3,047,428
Foreign currency transactions	(362)	851,662	(1,035,020)	—	(443,790)
Net realized gain (loss)	23,545,085	(34,317,476)	2,346,597	(11,535,935)	2,603,638
Net unrealized appreciation (depreciation) on:
Investments	(88,864,814)	(237,937,598)	(61,201,034)	(9,117,479)	(20,769,342)
Foreign currency translations	38	(5,090,044)	(56,562)	—	(252,411)
Net unrealized depreciation:	(88,864,776)	(243,027,642)	(61,257,596)	(9,117,479)	(21,021,753)
Net realized and unrealized loss on investments and foreign currency	(65,319,691)	(277,345,118)	(58,910,999)	(20,653,414)	(18,418,115)
Net decrease in net assets resulting from operations	$(65,297,498)	$(255,978,397)	$(57,962,736)	$(20,762,555)	$(18,044,016)

The accompanying notes are an integral part of these financial statements.

Statements of Operations  45

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Six Months Ended June 30, 2008#	Year Ended December 31, 2007	Six Months Ended June 30, 2008#	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$22,193	$(1,578,173)	$21,366,721	$17,233,734
Net realized gain (loss) on investments and foreign currency	23,545,085	82,626,408	(34,317,476)	401,186,734
Net unrealized depreciation on investments and foreign currency	(88,864,776)	(43,041,731)	(243,027,642)	(68,794,300)
Net increase (decrease) in net assets resulting from operations	(65,297,498)	38,006,504	(255,978,397)	349,626,168
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(19,363,909)
From net realized gain	—	(56,890,903)	—	(367,301,721)
Total distributions	—	(56,890,903)	—	(386,665,630)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,244,108	48,490,404	235,447,317	453,130,478
Reinvested distributions	—	55,625,610	—	338,267,694
Redemption fee proceeds	13,463	31,141	446,785	170,561
Payment for shares redeemed	(75,450,696)	(240,237,488)	(248,273,545)	(410,328,204)
Net increase (decrease) in net assets from capital share transactions	(54,193,125)	(136,090,333)	(12,379,443)	381,240,529
Total increase (decrease) in net assets	(119,490,623)	(154,974,732)	(268,357,840)	344,201,067
NET ASSETS
Beginning of period	708,723,028	863,697,760	2,070,997,536	1,726,796,469
End of period	$589,232,405	$708,723,028	$1,802,639,696	$2,070,997,536
Accumulated net investment income (loss)	$22,193	$—	$3,629,799	$(17,736,922)
CAPITAL TRANSACTIONS IN SHARES:
Sold	1,483,584	2,974,750	13,679,938	21,145,017
Reinvested distributions	—	3,568,033	—	17,572,363
Redeemed	(5,326,350)	(14,897,969)	(14,457,477)	(20,013,727)
Net increase (decrease) from capital share transactions	(3,842,766)	(8,355,186)	(777,539)	18,703,653

# Unaudited.

The accompanying notes are an integral part of these financial statements.

46  The Masters' Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Six Months Ended June 30, 2008#	Year Ended December 31, 2007	Six Months Ended June 30, 2008#	Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$948,263	$1,721,213	$(109,141)	$(1,131,937)
Net realized gain (loss) on investments and foreign currency	2,346,597	26,929,968	(11,535,935)	41,764,147
Net unrealized depreciation on investments and foreign currency	(61,257,596)	(36,504,527)	(9,117,479)	(35,792,565)
Net increase (decrease) in net assets resulting from operations	(57,962,736)	(7,853,346)	(20,762,555)	4,839,645
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	—
From net realized gain	—	(20,002,631)	—	(30,497,734)
Total distributions	—	(20,002,631)	—	(30,497,734)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,845,873	51,726,933	16,924,683	64,217,276
Reinvested distributions	—	19,715,916	—	29,295,708
Redemption fee proceeds	28,965	24,480	17,994	46,357
Payment for shares redeemed	(76,109,976)	(68,432,717)	(35,957,538)	(91,705,132)
Net increase (decrease) in net assets from capital share transactions	(58,235,138)	3,034,612	(19,014,861)	1,854,209
Total decrease in net assets	(116,197,874)	(24,821,365)	(39,777,416)	(23,803,880)
NET ASSETS
Beginning of period	342,196,886	367,018,251	245,111,630	268,915,510
End of period	$225,999,012	$342,196,886	$205,334,214	$245,111,630
Accumulated net investment income (loss)	$582,715	$(365,548)	$(109,141)	$—
CAPITAL TRANSACTIONS IN SHARES:
Sold	1,304,188	3,063,238	1,386,768	4,132,333
Reinvested distributions	—	1,243,907	—	2,133,701
Redeemed	(5,603,661)	(4,096,872)	(2,908,650)	(6,018,299)
Net increase (decrease) from capital share transactions	(4,299,473)	210,273	(1,521,882)	247,735

# Unaudited.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  47

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Focused Opportunities Fund
	Six Months Ended June 30, 2008#	Year Ended December 31, 2007
INCREASE IN NET ASSETS FROM: OPERATIONS
Net investment income	$374,099	$684,441
Net realized gain on investments and foreign currency	2,603,638	2,628,958
Net unrealized appreciation (depreciation) on investments and foreign currency	(21,021,753)	3,024,592
Net increase (decrease) in net assets resulting from operations	(18,044,016)	6,337,991
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gain	—	(3,560,916)
Total distributions	—	(3,560,916)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,143,112	58,200,714
Reinvested distributions	—	3,544,589
Redemption fee proceeds	4,613	5,057
Payment for shares redeemed	(9,104,357)	(3,993,527)
Net increase in net assets from capital share transactions	6,043,368	57,756,833
Total increase (decrease) in net assets	(12,000,648)	60,533,908
NET ASSETS
Beginning of period	117,770,567	57,236,659
End of period	$105,769,919	$117,770,567
Accumulated net investment income (loss)	$122,918	$(251,181)
CAPITAL TRANSACTIONS IN SHARES:
Sold	1,444,597	5,109,362
Reinvested distributions	—	303,475
Redeemed	(860,552)	(345,234)
Net increase from capital share transactions	584,045	5,067,603

# Unaudited.

The accompanying notes are an integral part of these financial statements.

48  The Masters' Select Funds Trust

Masters’ Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2008#		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.17		$15.69	$15.24	$15.26	$13.44	$10.19
Income from investment operations:
Net investment income (loss)	—		(0.03)	(0.01)	(0.02)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.42)		0.78	1.44	0.75	1.88	3.29
Total income (loss) from investment operations	(1.42)		0.75	1.43	0.73	1.82	3.25
Less distributions:
From net realized gain	—		(1.27)	(0.98)	(0.75)	—	—
Total distributions	—		(1.27)	(0.98)	(0.75)	—	—
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$13.75		$15.17	$15.69	$15.24	$15.26	$13.44
Total return	(9.36	)%+	4.57%	9.34%	4.96%	13.54%	31.89%
Ratios/supplemental data:
Net assets, end of period (millions)	$589.2		$708.7	$863.7	$892.6	$855.3	$609.9
Ratio of total expenses to average net assets:
Before fees waived	1.23	%*	1.21%	1.19%	1.19%	1.22%	1.25%
After fees waived	1.22	%*	1.20%	1.18%	1.19%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets:	0.01	%*	(0.20)%	(0.08)%	(0.14)%	(0.46)%	(0.39)%
Portfolio turnover rate	48.17	%+	35.19%	38.39%	46.05%	39.34%	84.28%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  49

Masters’ Select Intrernational Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2008#		2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.68		$18.74	$17.48	$16.88	$14.83	$10.70
Income from investment operations:
Net investment income	0.19		0.20	0.34	0.17	0.10	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(2.49)		3.81	3.71	3.64	2.01	4.09
Total income (loss) from investment operations	(2.30)		4.01	4.05	3.81	2.11	4.16
Less distributions:
From net investment income	—		(0.20)	(0.41)	(0.29)	(0.07)	(0.03)
From net realized gain	—		(3.87)	(2.38)	(2.92)	—	—
Total distributions	—		(4.07)	(2.79)	(3.21)	(0.07)	(0.03)
Redemption fee proceeds	—	^	— ^	— ^	— ^	0.01	— ^
Net asset value, end of period	$16.38		$18.68	$18.74	$17.48	$16.88	$14.83
Total return	(12.31	)%+	20.75%	23.61%	23.78%	14.30%	38.86%
Ratios/supplemental data:
Net assets, end of period (millions)	$1,802.6		$2,071.0	$1,726.8	$1,429.1	$1,137.7	$733.5
Ratio of total expenses to average net assets:
Before fees waived	1.20	%*	1.19%	1.21%	1.24%	1.28%	1.30%
After fees waived	1.05	%*	1.03%	1.06%	1.08%	1.09%	1.10%
Ratio of net investment income to average net assets:	2.25	%*	0.88%	1.68%	1.17%	0.76%	0.69%
Portfolio turnover rate	50.51	%+	92.66%	98.03%	160.12%	87.88%	110.19%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

50  The Masters' Select Funds Trust

Masters’ Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,
	June 30, 2008#		2007	2006	2005	2004	2003
Net asset value, beginning of period	$15.09		$16.34	$14.60	$14.90	$12.99	$9.82
Income from investment operations:
Net investment income	0.04		0.08	0.08	0.05	0.02	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(2.83)		(0.42)	2.36	0.55	1.89	3.13
Total income (loss) from investment operations	(2.79)		(0.34)	2.44	0.60	1.91	3.17
Less distributions:
From net investment income	—		—	(0.04)	(0.06)	—	—
From net realized gain	—		(0.91)	(0.66)	(0.84)	—	—
Total distributions	—		(0.91)	(0.70)	(0.90)	—	—
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	— ^
Net asset value, end of period	$12.30		$15.09	$16.34	$14.60	$14.90	$12.99
Total return	(18.49	)%+	(2.34)%	16.77%	4.13%	14.70%	32.28%
Ratios/supplemental data:
Net assets, end of period (millions)	$226.0		$342.2	$367.0	$338.2	$306.5	$181.0
Ratio of total expenses to average net assets:
Before fees waived	1.27	%*	1.23%	1.24%	1.24%	1.25%	1.30%
After fees waived	1.24	%*	1.21%	1.21%	1.21%	1.23%	1.28%
Ratio of net investment income to average net assets:	0.68	%*	0.45%	0.49%	0.26%	0.20%	0.35%
Portfolio turnover rate	10.55	%+	24.42%	31.00%	30.21%	29.14%	21.54%

# Unaudited.
* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  51

Masters’ Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended		Year Ended December 31,				Period Ended**
	June 30, 2008#		2007	2006	2005	2004	December 31, 2003
Net asset value, beginning of period	$13.36		$14.86	$14.10	$13.84	$11.79	$10.00
Income from investment operations:
Net investment loss	(0.01)		(0.06)	(0.09)	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.14)		0.35	1.47	0.80	2.56	1.98
Total income (loss) from investment operations	(1.15)		0.29	1.38	0.73	2.48	1.92
Less distributions:
From net realized gain	—		(1.79)	(0.62)	(0.47)	(0.43)	(0.13)
Total distributions	—		(1.79)	(0.62)	(0.47)	(0.43)	(0.13)
Redemption fee proceeds	—	^	— ^	— ^	— ^	— ^	—	^
Net asset value, end of period	$12.21		$13.36	$14.86	$14.10	$13.84	$11.79
Total return	(8.61	)%+	1.64%	9.67%	5.29%	21.01%	19.17	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$205.3		$245.1	$268.9	$273.2	$162.6	$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.37	%*	1.32%	1.32%	1.33%	1.43%	1.67	%*
After fees waived	1.37	%*	1.31%	1.31%	1.30%	1.40%	1.65	%*
Ratio of net investment loss to average net assets:	(0.10	)%*	(0.40)%	(0.56)%	(0.64)%	(1.07)%	(1.33	)%*
Portfolio turnover rate	57.38	%+	130.65%	102.72%	118.76%	148.81%	43.49	%+

  # Unaudited.
  * Annualized.
  + Not annualized.
  ^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2003.

The accompanying notes are an integral part of these financial statements.

52  The Masters' Select Funds Trust

Masters’ Select Focused Opportunities Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Six Months Ended June 30, 2008#		Year Ended December 31, 2007	Period Ended** December 31, 2006
Net asset value, beginning of period	$11.48		$11.02	$10.00
Income from investment operations:
Net investment income	0.04		0.09	—
Net realized and unrealized gain (loss) on investments and foreign currency	(1.77)		0.77	1.02
Total income (loss) from investment operations	(1.73)		0.86	1.02
Less distributions:
From net realized gain	—		(0.40)	—
Total distributions	—		(0.40)	—
Redemption fee proceeds	—	^	— ^	—	^
Net asset value, end of period	$9.75		$11.48	$11.02
Total return	(15.07	)%+	7.73%	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$105.8		$117.8	$57.2
Ratio of total expenses to average net assets:
Before fees waived	1.32	%*	1.34%	1.63	%*
After fees waived	1.24	%*	1.26%	1.40	%*
Ratio of net investment income (loss) to average net assets:	0.67	%*	0.72%	(0.02	)*
Portfolio turnover rate	36.94	%+	45.66%	7.12	%+

#    Unaudited.
*    Annualized.
+    Not annualized.
^    Amount represents less than $0.01 per share.
**  Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights  53

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Investment Managers that selected the security for the Fund’s portfolio and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds in accordance with the Investment Company Act of 1940.

The Funds adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Funds’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. See Note 5 - Fair Value of Financial Instruments for further disclosure.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivates are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

54  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of June 30, 2008, there were no restricted securities held by the Funds.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the forward contracts held by each Fund, please refer to Note 7.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Notes to Financial Statements  55

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company. As of June 30, 2008, there were no options held by the Funds.

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

Effective June 29, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

G.    Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are  permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributed to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or other appropriate method.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

56  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and
1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and
1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and
1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through April 30, 2009, the Advisor has contractually agreed to waive a portion of its advisory fees effectively reducing total advisory fees to approximately 0.97% of the average daily net assets of the International Fund, 1.08% of the average daily net assets of the Value Fund, and 1.02% of the Focused Opportunities Fund. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the six months ended June 30, 2008, the amount waived, contractual and voluntary, was $20,447, $1,434,861, $37,075, $5,855 and $44,933 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, the Funds will reimburse the Advisor $54,000 annually for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the six months ended June 30, 2008 of $160,561 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $75,000 per year.

Notes to Financial Statements  57

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the six months ended June 30, 2008, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$296,631,867	$354,069,439
International Fund	905,462,409	941,038,902
Value Fund	28,644,029	91,781,057
Smaller Companies Fund	114,241,119	136,089,888
Focused Opportunities Fund	51,480,677	38,551,775

Note 5 - Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board issued Standard No. 157 (“SFAS 157”), “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds adopted SFAS 157 effective January 1, 2008. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following tables provide the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of June 30, 2008. These assets are measured on a recurring basis.

Fund	Description	Total	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Equity Fund	Assets:
	Securities	$589,948,137	$566,515,137	$23,433,000	$0
	Other Financial instruments	$0	$0	$0	$0
	Total	$589,948,137	$566,515,137	$23,433,000	$0
International Fund	Assets:
	Securities	$1,819,950,143	$273,254,841	$1,546,695,302	$0
	Other Financial instruments	$(3,303,992)	$(3,303,992)	$0	$0
	Total	$1,816,646,151	$269,950,849	$1,546,695,302	$0
Value Fund	Assets:
	Securities	$225,994,096	$213,210,096	$12,784,000	$0
	Other Financial instruments	$303,455	$303,455	$0	$0
	Total	$226,297,551	$213,513,551	$12,784,000	$0
Smaller Companies Fund	Assets:
	Securities	$206,024,245	$184,556,245	$21,468,000	$0
	Other Financial instruments	$0	$0	$0	$0
	Total	$206,024,245	$184,556,245	$21,468,000	$0
Focused Opportunities Fund	Assets:
	Securities	$105,185,618	$100,726,618	$4,459,000	$0
	Other Financial instruments	$(52,730)	$(52,730)	$0	$0
	Total	$105,132,888	$100,673,888	$4,459,000	$0

58  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Note 6 - Income Taxes and Distributions to Shareholders

As of December 31, 2007, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
Cost of investments for tax purposes	$558,732,285	$1,799,009,436	$288,298,102	$246,794,357	$110,284,730

Gross tax unrealized appreciation	$198,221,691	$317,009,020	$85,023,921	$27,154,165	$14,219,441
Gross tax unrealized depreciation	(48,485,561)	(64,786,915)	(30,685,806)	(27,789,094)	(6,535,543)
Net tax unrealized appreciation (depreciation) on investments	149,736,130	252,222,105	54,338,115	(634,929)	7,683,898
Net tax unrealized appreciation (depreciation) on forward contracts and foreign-currency denominated assets and liabilities	(47)	302,464	(2,134)	—	951
Net tax unrealized appreciation (depreciation)	$149,736,083	$252,524,569	$54,335,981	$(634,929)	$7,684,849
Undistributed ordinary income	$261,946	$14,320,111	—	$639,652	—
Undistributed long-term gain (capital loss carryforward)	$22,005,697	$22,482,597	$7,028,147	$5,340,702	$551,692
Post October Currency Losses	—	$(1,267,730)	—	—	$(52,134)

The Funds may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends. This may reduce the distributable earnings shown above.

Because tax adjustments are calculated annually, the above table reflects the components of distributable earning at the Funds’ previous fiscal year end.

The tax composition of dividends (other than return of capital dividends for the year ended December 31, 2007 and six months ended June 30, 2008) were as follows:
	Six months ended June 30, 2008		2007
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Equity Fund	$—	$—	$1,239,055	$55,651,848
International Fund	—	—	167,422,575	219,243,055
Value Fund	—	—	—	20,002,631
Smaller Companies Fund	—	—	5,217,908	25,279,826
Focused Opportunities Fund	—	—	367,565	3,193,351
Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Note 7 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counterparties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

A forward contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At June 30, 2008, the Funds had the following forward contracts outstanding:

Notes to Financial Statements  59

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Masters’ Select International Fund
Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
8,941,120	Euro	U.S. $14,082,264	07/02/2008	$(2,691)
4,012,860	Euro	6,333,496	07/02/2008	(14,450)
4,206,443	Euro	6,639,029	07/02/2008	(15,148)
809,418	Euro	1,276,533	07/03/2008	(1,944)
1,100,776	British Pound Sterling	2,186,471	07/01/2008	4,843
3,397,748,986	Japanese Yen	31,436,188	07/01/2008	560,694
11,674,256	Japanese Yen	110,114	07/01/2008	(176)
12,331,555	Swedish Krona	2,062,478	07/01/2008	(15,577)
1,072,229	Swedish Krona	179,332	07/01/2008	(1,354)
				514,197

Contracts to Sell
4,320,000	Swiss Franc	U.S. $ 4,055,843	08/29/2008	$(180,231)
1,730,000	Swiss Franc	1,664,134	12/09/2008	(33,637)
3,000,000	Swiss Franc	3,027,612	03/19/2009	81,585
2,300,000	Swiss Franc	2,301,496	04/20/2009	42,411
6,870,000	Swiss Franc	6,499,035	05/11/2009	(249,716)
3,820,000	Swiss Franc	3,706,615	05/26/2009	(46,349)
23,900,000	Euro	35,548,860	02/27/2009	(1,629,098)
14,200,000	Euro	21,975,068	03/31/2009	(78,086)
8,700,000	Euro	13,635,510	04/20/2009	136,867
4,000,000	Euro	6,177,600	05/26/2009	(18,110)
4,850,000	British Pound Sterling	9,549,650	07/08/2008	(99,123)
9,950,000	British Pound Sterling	19,457,225	07/22/2008	(315,751)
12,000,000	British Pound Sterling	23,209,200	04/21/2009	(155,286)
1,590,000,000	Philippine Peso	34,171,502	12/16/2008	(691,093)
203	Swiss Franc	199	07/01/2008	(1)
2,069,851	Euro	3,256,289	07/01/2008	(3,103)
200,540	Euro	315,730	07/02/2008	(60)
2,617,344	Euro	4,120,223	07/02/2008	(1,306)
616	Euro	967	07/01/2008	(3)
719,568	Euro	1,129,794	07/01/2008	(3,309)
306	British Pound Sterling	607	07/01/2008	(1)
1,711,002	Hong Kong Dollar	218,210	07/02/2008	(1,230)
3,382,826,610	Japanese Yen	31,283,654	07/01/2008	(572,704)
67,800,536	Japanese Yen	638,183	07/01/2008	(300)
12,815,400	Japanese Yen	120,128	07/01/2008	(555)
				(3,818,189)
Net unrealized loss on forward contracts				$(3,303,992)

60  The Masters' Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Masters’ Select Value Fund

Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
None

Contracts to Sell
10,650,093	Euro	U.S. $16,273,342	11/13/2008	$(382,692)
2,355,845	British Pound Sterling	4,605,348	09/10/2008	(58,984)
593,740,000	Japanese Yen	6,134,248	09/19/2008	518,423
25,000,000	Japanese Yen	242,121	09/19/2008	5,662
3,125,170,230	South Korean Won	3,199,560	09/29/2008	220,446
418,600,000	South Korean Won	400,000	09/29/2008	964
41,449	Euro	65,079	07/01/2008	(191)
3,989,700	Japanese Yen	37,398	07/01/2008	(173)
				303,455
Net unrealized gain on forward contracts				$303,455

Masters’ Select Focused Opportunities Fund

Contracts to Buy		In Exchange For	Settlement Date	Unrealized Gain (Loss)
2,053,226,175	South Korean Won	U.S. $ 1,960,588	09/29/2008	$(3,321)
				(3,321)

Contracts to Sell
8,437,296	Euro	U.S. $ 12,892,188	11/13/2008	$(303,179)
350,011,881	Japanese Yen	3,419,487	09/19/2008	108,938
2,053,226,175	South Korean Won	2,102,100	09/29/2008	144,832
				(49,409)
Net unrealized loss on forward contracts				$(52,730)

The Masters’ Select Equity Fund and the Masters’ Select Smaller Companies Fund do not have outstanding forward exchange contracts as of June 30, 2008.

Note 8 - Line of Credit

The Trust has an unsecured $45,000,000 line of credit with the Custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the six months ended June 30, 2008.

Notes to Financial Statements  61

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

62  The Masters' Select Funds Trust

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index. The S&P 500 Index consists of 500 stocks that represent a sample of the leading companies in leading industries. This index is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The MSCI EAFE Index measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets.

Lipper International Equity Fund Index

The Lipper International Equity Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Core Fund Index

The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

Morningstar Large Value Index

The Morningstar Large Value Index measures the performance of large-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

MSCI All Countries World (ex US) Growth Index

The MSCI All Countries World (ex US) Growth Index is a broad-based index that measures the performance of those common equities in 48 developed and emerging market countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI All Countries World (ex US) Value Index

The MSCI All Countries World (ex US) Value Index is a broad-based index that measures the performance of those common equities in 48 developed and emerging market countries with lower price-to-book ratios and lower forecasted growth rates.

MSCI World (ex US) Value Index

The MSCI World (ex US) Value Index is a broad-based index that measures the performance of those common equities in 23 developed market countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 largest companies in the Russell 3000 Index.

Russell 3000 Index

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies as measured by total market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index

The S&P 500 Index is widely regarded as the standard for measuring large-cap stock performance, and consists of 500 stocks that represent a sample of the leading companies in leading industries.

S&P 500 Citicorp Value Index

The S&P 500 Citicorp Value Index measures those companies representing half of the market capitalization of the S&P 500 Index that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup PMI global (ex US) Index

The S&P Citigroup PMI global (ex US) Index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly.

Index Definitions  63

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Discounted cash flow is calculated by multiplying future cash flows by discount factors to obtain present values.

Return on investment capital (ROIC) is calculated by subtracting dividends from net income and dividing by total capital.

One basis point equals 1/100th of 1 percent.

Operating cash flow is calculated by summing net profit, depreciation, change in accruals, and change in accounts payable, minus change in accounts receivable, minus change in inventories.

Return on equity (ROE) is a measure of how well a company used reinvested earnings to generate additional earnings. Expressed as a percentage, it is calculated by dividing net worth at the beginning of the period into net income for the period after preferred stock dividends but before common stock dividends.

Return on capital (ROC) is a measure of how effectively a company uses the money (borrowed or owned) invested in its operations. It is calculated by dividing net income by invested capital.

Dividend yield is the return on an investor’s capital investment that a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over the course of a year and dividing by the stock’s price.

Compound annual growth rate (CAGR) is the rate of growth of a number, compounded over several years.

64  The Masters' Select Funds Trust

Advisor:
Litman/Gregory Fund Advisors, LLC Orinda, CA 94563

Distributor:
Quasar Distributors, LLC 615 E. Michigan St., 2nd Floor Milwaukee, WI 53202

Transfer Agent:
BFDS P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188

For Overnight Delivery: Masters’ Select Funds C/O BFDS 330 W. 9th Street Kansas City, MO 64105

Investment Professionals:
Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:
To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:
To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:
For access to automated reporting of daily prices, account balances and transaction activity, call
1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:
Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:
www.mastersfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date August 26, 2008

By (Signature and Title)* /s/ John Coughlan
John Coughlan, Treasurer

Date August 26, 2008

* Print the name and title of each signing officer under his or her signature.